UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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TranSwitch Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 17, 2012

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of TranSwitch Corporation, a Delaware corporation (the “Corporation”), will be held on Thursday, May 17, 2012, at 10:00 A.M., local time, at the Scinto Corporate Park, Tower 3 — Auditorium, 3 Corporate Drive, Shelton, CT 06484 for the following purposes:

1.	To elect seven directors to the Corporation’s Board of Directors to serve until the next Annual Meeting of Shareholders in 2013;
2.	To ratify the appointment of Marcum LLP as the Corporation’s independent certified public accountants for the fiscal year ending December 31, 2012;
3.	To approve an amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock by an additional 10,000,000 shares;
4.	To approve an amendment to the Corporation’s 2008 Equity Incentive Plan, as amended, to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 2,000,000 shares;
5.	To approve the Rights Agreement, dated as of October 3, 2011, by and between the Corporation and Computershare Trust Company, N.A., as Rights Agent;
6.	To approve, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in accordance with the rules of the Securities and Exchange Commission;
7.	To approve, on an advisory basis, holding an advisory vote on executive compensation once every year, once every two years or once every three years; and
8.	To transact such other business as may properly come before the meeting and any continuations or adjournments thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement that is attached to and made a part of this Notice.

The Board of Directors has fixed the close of business on March 23, 2012, as the record date (the “Record Date”) for determining the Shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All Shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet or by telephone, to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 17, 2012.

In accordance with rules approved by the Securities and Exchange Commission, we are providing this notice to our Shareholders to advise them of the availability on the Internet of our proxy materials related to our Annual Meeting. The rules allow us to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our Shareholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible website.

Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. These materials are also available at http://www.transwitch.com.

By Order of the Board of Directors, Thomas P. Richtarich Corporate Secretary

Shelton, Connecticut
April 9, 2012

Three Enterprise Drive
Shelton, Connecticut 06484

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Corporation’s Board of Directors of proxies for use in voting at the Annual Meeting of Shareholders to be held on Thursday, May 17, 2012, at 10:00 A.M., local time, at the Scinto Corporate Park, Tower 3 — Auditorium, 3 Corporate Drive, Shelton, CT 06484, or at any continuation or adjournments thereof.

This Proxy Statement, the enclosed proxy card and the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011, are being mailed and made available electronically to Shareholders entitled to vote at the Annual Meeting on or about April 9, 2012.

Revocability of Proxies

The execution of a proxy will not in any way affect a Shareholder’s right to attend the Annual Meeting and vote in person. Any Shareholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with the Secretary of the Corporation at any time before it is exercised or (ii) voting in person at the Annual Meeting. Deliveries to the Corporation should be sent to its principal executive office, addressed to Mr. Thomas Richtarich, Corporate Secretary, TranSwitch Corporation, Three Enterprise Drive, Shelton, CT 06484.

Voting Securities

The Board of Directors has fixed the close of business on March 23, 2012 as the Record Date. Only Shareholders of record as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournments thereof. As of the Record Date, 30,710,984 shares of common stock, $.001 par value per share (the “Common Stock”), of the Corporation were issued, outstanding and held of record by 478 Shareholders.

Voting and Solicitation

On each proposal submitted to a vote at the Annual Meeting, each Shareholder is entitled to cast one vote for each share of Common Stock held as of the record date. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

The persons named as attorneys in the proxies, Dr. M. Ali Khatibzadeh and Mr. Robert A. Bosi, were selected by the Board of Directors and are directors and/or named executive officers of the Corporation. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by them, or one of them if both are not available, as stated below. Any Shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by so marking the proxy in the space provided thereon.

At the Annual Meeting, the Shareholders will consider and vote on proposals to: (1) elect the nominated directors (the “Nominees”); (2) ratify the appointment of Marcum LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2012; (3) approve an amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock; (4) approve an amendment to the Corporation’s 2008 Equity Incentive Plan, as amended, to increase the number of shares of Common Stock authorized for issuance thereunder; (5) approve the Rights Agreement, dated as of October 3, 2011, by and between the Corporation and

Computershare Trust Company, N.A., as Rights Agent; (6) approve, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in accordance with the rules of the Securities and Exchange Commission; (7) approve, on an advisory basis, holding an advisory vote on executive compensation once every year, once every two years or once every three years; and (8) to transact such other business as may properly come before the meeting and any continuations or adjournments thereof, as further described in this Proxy Statement.

Where a choice has been specified on the proxy with respect to the foregoing matters, including the election of directors, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR any such proposal if no specification is indicated.

The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares of Common Stock for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. In the election of directors, the seven Nominees receiving the highest number of affirmative votes of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting shall be elected as directors. For Proposals 2, 4, and 5, the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, and voting on that matter is required for approval. For such Proposals, abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of determining whether a quorum exists, but are not considered as shares voting or as votes cast with respect to such matter. As a result, abstentions and broker “non-votes” will not have any effect on such proposals. For Proposal 3, the affirmative vote of a majority of the outstanding shares of Common Stock, in person or represented by proxy, and entitled to vote on the matter is required for approval. Therefore, shares of Common Stock voted to abstain and shares of Common Stock subject to broker non-votes have the practical effect of being votes against the matter. For Proposals 6 and 7, the votes are advisory and not binding on us or the Board in any way. Therefore, there is no vote required for approval. However, the Board and the Compensation Committee will take into account the outcomes of the votes when making future decisions regarding our executive compensation programs and when considering the frequency of future advisory votes on executive compensation. Shares of Common Stock represented by properly completed proxies that have not been revoked will be voted at the Annual Meeting. For purposes of qualifying as a properly completed proxy, the proxy has to be received, properly marked, dated and signed, or it has to be submitted via the Internet or by telephone by following the instructions on the proxy card. An automated system administered by Broadridge Financial Solutions tabulates the votes. The vote on each matter submitted to Shareholders is tabulated separately.

Internet and Telephone Voting

For shares of common stock that are beneficially owned and held in “street name” through a broker or other nominee, Shareholders have the opportunity to vote via the Internet or by telephone by utilizing a program provided through Broadridge Financial Solutions. Votes submitted electronically via the Internet or by telephone through this program must be received by 11:59 p.m., Eastern Daylight Time, on May 16, 2012. The giving of such a proxy will not affect the right to vote in person, should the stockholder decide to attend the Annual Meeting.

The Internet and telephone voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions and to confirm that Shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the Shareholder.

Costs of Proxy Solicitation

The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting Shareholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have Common Stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some Shareholders in person or by mail, telephone, e-mail or telegraph following the original solicitation.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for the Board of Directors

Upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors of the Corporation, the Board of Directors has nominated seven persons for election as directors of the Corporation at the Annual Meeting (the “Nominees”). All of the Nominees are currently members of the Corporation’s Board of Directors.

The directors of the Corporation are elected annually and hold office until the next annual meeting of Shareholders and until their successors have been elected and qualified or until the earlier of their death, resignation or removal. Shares of Common Stock represented by all proxies received by the Board of Directors and not marked to vote for any individual Nominee or for all Nominees will be voted for the election of the Nominee or Nominees. The Board of Directors knows of no reason why any Nominee should be unwilling or unable to serve, but if such should be the case, proxies will be voted for the election of another person or the Board of Directors may vote to fix the number of directors at a lesser number. A plurality of the votes cast by the Shareholders present or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors.

The following table sets forth the directors of the Corporation, their ages as of March 20, 2012, and the positions currently held by each such person with the Corporation. The table also sets forth the nominees who are currently being presented by the Nominating and Corporate Governance Committee of the Board of Directors.

	Age	Year Appointed	Position	Nominee	Committee Participation
Name					Compensation	Nominating & Corporate Governance	Executive	Audit and Finance
Mr. Gerald Montry	73	2000	Chairman	X	C		C	X
Mr. Faraj Aalaei	50	2008	Director	X				X
Mr. Thomas Baer	75	2008	Director	X	X	C	X
Mr. Herbert Chen	51	2008	Director	X	X		X
Dr. M. Ali Khatibzadeh	51	2009	Director	X			X
Mr. Richard Lynch	63	2010	Director	X		X
Mr. Sam Srinivasan	67	2008	Director	X		X		C

(X)	Member of Committee
(C)	Chairman of Committee

There are no family relationships among any of the directors or named executive officers of the Corporation.

Nominees Who Are Current Directors

Mr. Gerald Montry became a director of the Corporation in May 2000 and became Chairman in May 2008. Since 1998, Mr. Montry has been the Managing Partner of Mont Reuil & Co., a private investment firm. From 2002 to 2008, Mr. Montry served as a member of the Board of Directors of Intervoice Corporation, a developer of voice recognition and speech automation applications and held the positions of Chairman of the Board and Chairman of the Audit Committee. From 1986 through its acquisition by Alcatel in 1998, Mr. Montry served as Senior Vice President and Chief Financial Officer of DSC Communications Corporation, a telecommunications equipment provider. He also served as a member of the DSC Board of Directors. Prior to his tenure at DSC, Mr. Montry held management positions within the aerospace, defense and computer industries.

Mr. Faraj Aalaei became a director of the Corporation in October 2008. He is currently the President and Chief Executive Officer of Aquantia Corporation. Prior to this, Mr. Aalaei served as Chief Executive Officer and was one of the founders of Centillium Corporation. Mr. Aalaei served as the Vice President, Marketing and Business Development from Centillium’s inception in February 1997 until January 2000, when he was named Chief Executive Officer. Prior to co-founding Centillium, Mr. Aalaei was Director of Access Products at Fujitsu Network Communications, Inc., a designer and manufacturer of fiber-optic transmission and broadband switching platforms, from October 1993 to February 1997. Mr. Aalaei received a B.S. in Electrical Engineering Technology from Wentworth Institute of Technology, an M.S. in Electrical Engineering from the University of Massachusetts and an M.B.A. from the University of New Hampshire. Mr. Aalaei holds three U.S. patents.

Mr. Thomas Baer became a director of the Corporation in May 2008. Mr. Baer has served as a director of Medici Arts, B.V, a Netherlands holding company since its creation in September 2004, and as Vice Chairman of Medici Arts, LLC since January 2007. Mr. Baer has previously served as a special advisor to Ideation Acquisition Corp., a special purpose acquisition corporation seeking acquisitions in the digital media space. Mr. Baer founded Baer & McGoldrick, now Schulte, Roth and Zabel, a New York and then London based law firm. From 1961 to 1966, Mr. Baer served as an Assistant United States Attorney for the Southern District of New York. Since 1983, Mr. Baer has been active as a motion picture producer and as an executive in the entertainment and media industry in partnership with Michael H. Steinhardt. Mr. Baer is a graduate of Tufts University and Yale Law School.

Mr. Herbert Chen became a director of the Corporation in May 2008. Mr. Chen is the co-founder and managing member of Lattanzio Chen Management, LLC, an investment firm based in New York, New York that he founded in 2005. He also founded the investment firm of Chen Capital Management, Inc. in 1993. In addition, Mr. Chen was a partner at Steinhardt Partners, LP from 1991 to 1993. Mr. Chen does not sit on the board of directors of any other corporation. Mr. Chen received a B.A. from Brown University in 1982 and an M.B.A. from the Wharton School of the University of Pennsylvania in 1987.

Dr. M. Ali Khatibzadeh became a director of the Corporation in December 2009. He has been President and Chief Executive Officer of the Corporation since December 2009. Dr. Khatibzadeh has over twenty years of engineering and general management experience in the communications semiconductor industry. Prior to his appointment at the Corporation, he was Senior Vice President and General Manager of the RF Products Business Unit of Anadigics (NASDAQ: ANAD) from April 2009 to October 2009. He also served Anadigics as Senior Vice President and General Manager of the Wireless Business Unit from August 2005 to April 2009 and as Vice President of the Wireless Business Unit from June 2000 to August 2005. Prior to Anadigics, Dr. Khatibzadeh was Director of Technology for Ericsson in its American Business Unit and Worldwide RF IC Design Manager at Texas Instruments Wireless Communications Business Unit. Dr. Khatibzadeh holds a B.S., M.S., and Ph.D. in Electrical Engineering as well as a B.S. in Physics from North Carolina State University.

Mr. Richard Lynch became a director of the Corporation in December 2010. Mr. Lynch currently serves as a director of Ruckus Wireless. Mr. Lynch most recently was the Executive Vice President for Verizon Communications, with responsibility for delivering specific strategic technology initiatives across the enterprise. Before being appointed to this position in October 2010, Mr. Lynch was Executive Vice President and Chief Technology Officer for Verizon Corporation since 2007. Prior to this, Mr. Lynch was the Executive Vice President and Chief Technology Officer for Verizon Wireless since its formation in 2000, and before that, had held the same position at Bell Atlantic Mobile since 1990. In these positions, he was responsible for network technology selection and planning as well as network operations. Under Mr. Lynch, the Verizon Wireless network attained the distinction of quality and reliability, which formed the basis for the very well known “Can you hear me now?” advertising campaign. Mr. Lynch is a graduate of Lowell Technological Institute (now University of Massachusetts) where he received bachelor’s and master’s degrees in Electrical Engineering. He has also completed post graduate work at the Wharton School of the University of Pennsylvania and the Johnson School of Management at Cornell University.

Mr. Sam Srinivasan became a director of the Corporation in October 2008. Currently, Mr. Srinivasan serves as the lead director for Inphi Corporation. He is also the Chairman of the Audit Committee for Inphi and serves on its compensation and governance committee. He is also the Chairman of the Audit Committee for Newport Media. From 2004 to June 2009, he served on the board of SiRF Technology Holdings, Inc., a semiconductor company. From 2006 to 2008, he served on the board of Centillium Communications, Inc. From 2008 to December 2009, he served on the board of Leadis Technology, Inc. From May 2000 until March 2002, he served as Founder and Chairman of Health Language, Inc. From November 1988 until March 1996, he served as Senior Vice President, Finance and Chief Financial Officer of Cirrus Logic. From May 1984 until November 1988, he served as director of internal audits and subsequently as Corporate Controller of Intel Corporation. Mr. Srinivasan holds an M.B.A. from Case Western Reserve University, Cleveland, Ohio and is a member of the American Institute of Certified Public Accountants.

Discussion of Nominees

The Board believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that its directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Nominating and Corporate Governance Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy and, for incumbent directors, his or her past performance.

The Nominating and Corporate Governance Committee has reviewed the qualifications of each of the Nominees and believes that the Nominees have a diverse blend of experience and attributes which will benefit the Corporation in the upcoming year. A summary of the Committee’s review follows:

Mr. Montry, a long time independent Board member of TranSwitch and other companies, has substantial financial expertise and experience as a senior executive in the telecommunications industry. Mr. Montry is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K as promulgated under the Exchange Act of 1934, as amended.

Mr. Aalaei has extensive experience as a senior executive in the communication s semiconductor industry. His knowledge of current markets and technology trends benefits the Board in its consideration of strategic initiatives and the operations of the Corporation.

Mr. Baer has considerable experience in advising companies, particularly in mergers and acquisitions. He is an independent Board member and his extensive legal and business expertise is most valuable to the Board.

Mr. Chen has more than 20 years of investment management experience. As a major Shareholder in the Corporation, he is a valued contributor to Board discussions, particularly regarding business strategy and financial performance. Prior to joining the Board, Mr. Chen followed the Corporation as an industry analyst and has extensive knowledge of the telecommunications industry.

Dr. Khatibzadeh has served as President and Chief Executive Officer since December 2009. The Board believes it is beneficial to have the President and Chief Executive Officer also serve as a director. The Board benefits from his experience as an executive in the communications semiconductor industry.

Mr. Lynch has extensive experience as a senior executive in the telecomm unication s industry leading Verizon’s technology direction in the mobile and wireline broadband markets. His knowledge of current trends in the telecommunications and consumer markets is extremely valuable in shaping the Corporation’s product and business strategies.

Mr. Srinivasan was a director of Centillium Communications prior to its acquisition by TranSwitch and he currently serves as a director for other companies. He has considerable experience as a senior financial executive in the telecommunications industry. Mr. Srinivasan is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K as promulgated under the Exchange Act of 1934, as amended.

Vote Required

The seven nominees for director receiving the highest number of affirmative votes of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting shall be elected as directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR ELECTION OF THE NOMINEES AS DIRECTORS OF THE CORPORATION

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Members of the Board of Directors

The Board of Directors has determined that each of Messrs. Montry, Aalaei, Baer, Chen, Lynch, and Srinivasan has no relationship with the Corporation other than service on the Board of Directors and is independent within the meaning of the Corporation’s director independence standards and the director independence standards of the NASDAQ Stock Market, Inc. (“NASDAQ”). Furthermore, the Board of Directors has determined that each member of each of the committees of the Board of Directors has no relationship with the Corporation other than service on the Board of Directors and is independent within the meaning of the Corporation’s and NASDAQ’s director independence standards.

The business and affairs of the Corporation are managed under the direction of its Board of Directors. The Board of Directors met four times in person and once via the telephone during the fiscal year ended December 31, 2011. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees on which he serves. The Corporation does not have a formal policy regarding attendance by members of the Board of Directors at the Corporation’s annual meeting of Shareholders, although it does encourage attendance by the directors. Of the seven members of the Board of Directors who were serving as directors at the 2011 annual meeting of Shareholders, all were in attendance at such meeting. During 2011, the Board of Directors held executive sessions on a regular basis that excluded the Chief Executive Officer and President, who is a member of management and is not independent.

Any holder of the Corporation’s securities that wishes to communicate directly with an individual member of the Board of Directors or the Board as a whole may do so by sending such communication to the director or directors at TranSwitch Corporation, Three Enterprise Drive, Shelton, CT 06484. For more information regarding Security Holder — Board Communications, please see the Policy Governing Director Nominations and Security Holder — Board Communications at the Investor Relations section of the Corporation’s website http://www.transwitch.com.

Board Leadership Structure

The Corporation separates the roles of Chairman of the Board and Chief Executive Officer. The Board feels that having separate positions allows each individual to focus on the primary responsibility of their position. The Chief Executive Officer provides the strategic vision for the Corporation and manages its day-to-day operations. The Chairman provides guidance to the Chief Executive Officer and manages the activities of the Board.

Risk Oversight

The Board of Directors has overall responsibility for risk oversight in the Corporation. This responsibility is delegated to each committee of the Board, which focuses on the risk in its particular scope. The Audit Committee assesses the risk in the Corporation’s financial position and any risk in its system of internal controls. The Compensation Committee examines the risk created by its employee related policies. The Strategy and R&D Committee reviews the risk of the Corporation’s strategic initiatives and product development process.

Audit Committee

The Audit Committee of the Board of Directors, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, currently consisting of Messrs. Sam Srinivasan (Chairman), Faraj Aalaei, and Gerald Montry, oversees the accounting and financial reporting processes of the Corporation and the audit of the financial statements of the Corporation. The Audit Committee assists the Board of Directors in fulfilling its responsibilities by reviewing with the Corporation’s independent auditors (i) the scope and timing of their audit services and any other services the independent auditors are asked to perform and (ii) the independent auditor’s report on the Corporation’s consolidated financial statements and its internal control over financial reporting following completion of their audit. The Audit Committee also (i) oversees the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Corporation, (ii) serves as the Qualified Legal Compliance Committee of the Corporation in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)

and the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, (iii) recommends, establishes and monitors procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, (iv) engages advisors as necessary, and (vi) determines the funding from the Corporation that is necessary or appropriate to carry out the Audit Committee’s duties. The Audit Committee met nine times during the fiscal year ended December 31, 2011.

The Audit Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at the Investor Relations section of the Corporation’s website at http://www.transwitch.com.

Compensation Committee

The Compensation Committee of the Board of Directors, currently consisting of Messrs. Gerald Montry (Chairman), Thomas Baer, and Herbert Chen, reviews and evaluates the compensation and benefits of all officers of the Corporation, reviews general policy matters relating to compensation and benefits of employees of the Corporation and administers the Corporation’s 2008 Equity Incentive Plan and the 2005 Employee Stock Purchase Plan. The Compensation Committee met five times during the fiscal year ended December 31, 2011.

The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at the Investor Relations section of the Corporation’s website at http://www.transwitch.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors, currently consisting of Messrs. Thomas Baer (Chairman), Richard Lynch, and Sam Srinivasan, is responsible for (i) reviewing and making recommendations to the Board of Directors regarding the composition and structure of the Board of Directors, (ii) establishing criteria for membership on the Board of Directors and evaluating corporate policies relating to the recruitment of members of the Board of Directors, and (iii) establishing, implementing and monitoring policies and processes regarding principles of corporate governance in order to ensure compliance by the Board of Directors with its fiduciary duties to the Corporation and its Shareholders. The Nominating and Corporate Governance Committee met twice during the fiscal year ended December 31, 2011. The Nominating and Corporate Governance Committee will consider nominations for directors from the Shareholders delivered pursuant to the Policy Governing Director Nominations and Security Holder — Board Communications which is available on the Corporation’s website.

Stockholders wishing to bring a nomination for a director candidate before a Shareholders’ meeting must give written notice to the Nominating and Corporate Governance Committee c/o Mr. Robert A. Bosi, Vice President and CFO, TranSwitch Corporation, Three Enterprise Drive, Shelton, CT 06484. Such Shareholder’s notice must set forth all information relating to each person whom the Shareholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC and the Policy Governing Director Nominations and Security Holder — Board Communications.

The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at the Investor Relations section of the Corporation’s website at http://www.transwitch.com. The Policy Governing Director Nominations and Security Holder — Board Communications can also be found at the Investor Relations section of the Corporation’s website at http://www.transwitch.com.

For more information regarding the governance of our Corporation, you are invited to access the Investor Relations section of our website available at http://www.transwitch.com.

Compensation of Directors

Directors who are not employees of the Corporation receive compensation in the form of cash and Restricted Stock Units as follows:

	Cash	RSUs
Annual retainer	$20,000	$40,000
Board Chair	$20,000	$20,000
Committee Chair	$5,000	—
Member – Audit Committee	$10,000	$10,000
Member – Compensation Committee	$10,000	$8,000
Member – Other Committees	$10,000	$7,000

Cash compensation is paid quarterly. In April 2010, the Board approved a 10% reduction in their cash compensation, effective February 1, 2010, to match a similar reduction given to employees. Board members and employees received grants of Restricted Stock Units (RSUs) to compensate them for the reduction in cash compensation. This 10% reduction was restored effective January 1, 2012. RSUs are granted semi-annually, at the December and May regularly scheduled Board meetings. The value of an RSU award is determined by reference to the closing stock price of the Corporation’s Common Stock on the grant date. RSUs granted for the 10% cash compensation reduction vested in 90 days from the grant date while all other RSUs vest 100% on the first anniversary of the grant date.

All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings. No employee of the Corporation receives separate compensation for services rendered as a director.

Director Compensation Table

Director	Fees Earned or Cash Paid $	Stock Awards(1) $	Option Awards $	All Other Compensation $	Total $
Mr. Gerald Montry, Chairman(2)	79,270	100,817	0	0	180,087
Mr. James Pagos(3)	27,677	22,557	0	0	50,234
Mr. Herbert Chen(4)	58,500	75,509	0	0	134,009
Mr. Thomas Baer(5)	55,065	71,008	0	0	126,073
Mr. Faraj Aalaei(6)	32,540	50,625	0	0	83,165
Mr. Sam Srinivasan(7)	40,500	61,509	0	0	102,009
Mr. Richard Lynch(8)	49,215	66,317	0	0	115,532

(1)	This column shows for stock awards the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Please refer to Note 12 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 12, 2012 for a discussion of the assumptions used to calculate the value of stock awards.
(2)	Mr. Montry was granted, on May 19, 2011, 1,031 RSUs to compensate for a cash reduction in board fees, 12,699 RSUs for his annual retainer, and 8,254 RSUs for his participation on board committees. The RSUs to compensate for the cash reduction vested 90 days after the grant date while the RSUs for the annual retainer and the committee participation will vest one year after the grant date. On December 15, 2011, Mr. Montry was granted 1,913 RSUs to compensate for a cash reduction in board fees which vested 90 days after the grant date and 8,935 RSUs for committee participation which will vest one year after the grant date. Mr. Montry has 10,800 stock options and 31,801 RSUs outstanding.
(3)	Mr. Pagos was granted, on May 19, 2011, 970 RSUs to compensate for a cash reduction in board fees and 6,191 RSUs for his annual retainer. The RSUs to compensate for the cash reduction vested 90 days after the grant date while the RSUs for the annual retainer will vest one year after the grant date. Mr. Pagos has 10,800 stock options and 6,191 RSUs outstanding.

(4)	Mr. Chen was granted, on May 19, 2011, 788 RSUs to compensate for a cash reduction in board fees, 12,699 RSUs for his annual retainer, and 4,604 RSUs for his participation on board committees. The RSUs to compensate for the cash reduction vested 90 days after the grant date while the RSUs for the annual retainer and the committee participation will vest one year after the grant date. On December 15, 2011, Mr. Chen was granted 1,382 RSUs to compensate for a cash reduction in board fees which vested 90 days after the grant date and 4,983 RSUs for committee participation which will vest one year after the grant date. Mr. Chen has 4,687 stock options outstanding and 23,668 RSUs outstanding.
(5)	Mr. Baer was granted, on May 19, 2011, 667 RSUs to compensate for a cash reduction in board fees, 12,699 RSUs for his annual retainer, and 3,493 RSUs for his participation on board committees. The RSUs to compensate for the cash reduction vested 90 days after the grant date while the RSUs for the annual retainer and the committee participation will vest one year after the grant date. On December 15, 2011, Mr. Baer was granted 1,169 RSUs to compensate for a cash reduction in board fees which vested 90 days after the grant date and 4,983 RSUs for committee participation which will vest one year after the grant date. Mr. Baer has 4,687 stock options and 22,344 RSUs outstanding.
(6)	Mr. Aalaei was granted, on May 19, 2011, 364 RSUs to compensate for a cash reduction in board fees, 12,699 RSUs for his annual retainer, and 1,112 RSUs for his participation on board committees. The RSUs to compensate for the cash reduction vested 90 days after the grant date while the RSUs for the annual retainer and the committee participation will vest one year after the grant date. On December 15, 2011, Mr. Aalaei was granted 850 RSUs to compensate for a cash reduction in board fees which vested 90 days after the grant date and 1,203 RSUs for committee participation which will vest one year after the grant date. Mr. Aalaei has 288,475 stock options and 15,864 RSUs outstanding.
(7)	Mr. Srinivasan was granted, on May 19, 2011, 546 RSUs to compensate for a cash reduction in board fees, 12,699 RSUs for his annual retainer, and 2,699 RSUs for his participation on board committees. The RSUs to compensate for the cash reduction vested 90 days after the grant date while the RSUs for the annual retainer and the committee participation will vest one year after the grant date. On December 15, 2011, Mr. Srinivasan was granted 957 RSUs to compensate for a cash reduction in board fees which vested 90 days after the grant date and 2,921 RSUs for committee participation which will vest one year after the grant date. Mr. Srinivasan has 36,559 stock options and 19,276 RSUs outstanding.
(8)	Mr. Lynch was granted, on May 19, 2011, 606 RSUs to compensate for a cash reduction in board fees, 12,699 RSUs for his annual retainer, and 3,334 RSUs for his participation on board committees. The RSUs to compensate for the cash reduction vested 90 days after the grant date while the RSUs for the annual retainer and committee participation will vest one year after the grant date. On December 15, 2011, Mr. Lynch was granted 1,169 RSUs to compensate for a cash reduction in board fees which vested 90 days after the grant date and 3,609 RSUs for committee participation which will vest one year after the grant date. Mr. Lynch has 50,000 stock options and 20,811 RSUs outstanding.

Compensation Committee Interlocks and Insider Participation

Messrs. James Pagos (Chairman), Thomas Baer, and Gerald Montry, through May 19, 2011, and Messrs. Gerald Montry (Chairman), Thomas Baer, and Herbert Chen after May 19, 2011, comprised the Compensation Committee for the fiscal year ended December 31, 2011. No person who served as a member of the Compensation Committee was, during the past fiscal year, an officer or employee of the Corporation or any of its subsidiaries, was formerly an officer of the Corporation or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Corporation served as a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Corporation. Nor did any executive officer of the Corporation serve as a director of another entity, one of whose executive officers served on the Compensation Committee of the Corporation.

Code of Business Conduct and Ethics

The Board of Directors adopted a Code of Business Conduct and Ethics (the “Ethics Code”) for all employees, officers and directors. The Ethics Code meets the requirements of regulations promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. We require all employees to adhere to the Ethics Code in addressing the legal and ethical issues encountered in conducting their work. The Ethics Code requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Corporation’s best interest. In support of the Ethics Code, the Corporation has provided its employees with numerous avenues for the reporting of ethics violations or other similar concerns, including employee reports and an anonymous telephone hotline. The Nominating and Corporate Governance Committee monitors the implementation and enforcement of the Ethics Code.

A current copy of the Ethics Code is available at the Investor Relations section of the Corporation’s website. A copy of the Ethics Code may also be obtained, free of charge, from the Corporation upon a request directed to: TranSwitch Corporation, Three Enterprise Drive, Shelton, CT 06484, Attention: Investor Relations. The Corporation intends to disclose amendments to or waivers from a provision of the Ethics Code, by posting such information on its website available at http://www.transwitch.com.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

The Audit Committee has selected the firm of Marcum LLP, an independent registered public accounting firm, to serve as auditors for the fiscal year ending December 31, 2012. Marcum LLP has served as the Corporation’s auditors since fiscal year 2010. It is expected that a representative of Marcum LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. An affirmative vote of a majority of the shares present, in person or represented by proxy, and voting at the Annual Meeting is required to ratify the selection of Marcum LLP as auditors.

If our Shareholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2012, but reserves the right to elect to retain Marcum LLP as the Corporation’s independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Corporation and its Shareholders.

Principal Accountant Fees and Services

Marcum LLP was appointed as the Corporation’s independent auditors on May 7, 2010 and has audited the Corporation’s 2011 and 2010 consolidated financial statements and its internal control over financial reporting as of December 31, 2011. Marcum LLP may have performed certain non-audit services that are permitted under the Sarbanes-Oxley Act and related rules of the SEC for the Corporation. The Audit Committee has determined that the audit-related services provided by Marcum LLP are compatible with maintaining its independence in the conduct of its auditing functions pursuant to the auditor independence rules of the SEC. No non-audit services were provided by Marcum LLP in 2011 and 2010.

Audit Fees

For the year ending December 31, 2011, Marcum LLP’s fees billed for professional services rendered for the audit of the Corporation’s annual financial statements and internal controls over financial reporting included in the Corporation’s Annual Report on Form 10-K, reviews of the interim financial statements included in the Corporation’s Forms 10-Q, and assistance with registration statements and other periodic filings, were $381,842.

For the year ended December 31, 2010, Marcum LLP’s fees billed for professional services rendered for the audit of the Corporation’s annual financial statements included in the Corporation’s Annual Report on Form 10-K, reviews of the interim financial statements included in the Corporation’s Form 10-Q, and assistance with registration statements and other periodic filings, were $304,819.

Audit-Related Fees

The aggregate fees billed by Marcum LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported as “Audit Fees,” for the years ending December 31, 2011 and 2010 were $10,015 and $9,000, respectively. These fees were for the audits of the financial statements of the Corporation’s 401(k) retirement plan.

Tax Fees

No tax services were rendered by Marcum LLP for the years ending December 31, 2011 and 2010.

All Other Fees

There were no fees billed by Marcum LLP for products and services other than those described above for the years ending December 31, 2011 and 2010.

Pre-approval Policies and Procedures

All audit and non-audit services to be performed by the Corporation’s independent auditors must be approved in advance by the Audit Committee. As permitted by the SEC’s rules, the Audit Committee has authorized its Chairman to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reported to the full Audit Committee at its next meeting.

As early as practicable in each year, the independent auditors provide to the Audit Committee a schedule of the audit and other services that the independent auditors expect to provide or may provide during the next twelve months. The schedule will be specific as to the nature of the proposed services, the proposed fees, and other details that the Audit Committee may request. The Audit Committee will by resolution authorize or decline the proposed services. Upon approval, this schedule will serve as the budget for fees by specific activity or service for the next twelve months.

A schedule of additional services proposed to be provided by the independent auditors, or proposed revisions to services already approved, along with associated proposed fees, may be presented to the Audit Committee for its consideration and approval at any time. The schedule will be specific as to the nature of the proposed service, the proposed fee, and other details that the Audit Committee may request. The Audit Committee will by resolution authorize or decline authorization for each proposed new service.

Applicable SEC rules and regulations permit waiver of the pre-approval requirements for services other than audit, review or attest services if certain conditions are met. The services characterized above as audit-related, tax and all other, were pre-approved prior to being billed pursuant to these provisions in 2011.

Vote Required

The affirmative vote of a majority of shares present, in person or represented by proxy, and voting on the approval of Marcum LLP as our independent registered public accounting firm is required to approve this Proposal. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at our Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR RATIFICATION OF MARCUM LLP AS
THE CORPORATION’S INDEPENDENT REGISTERED
CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012

PROPOSAL NO. 3

PROPOSAL TO AMEND THE AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION

The Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on June 19, 1995 and was amended on May 27, 1999, June 28, 2000, November 23, 2009 and May 20, 2010. On March 22, 2012, the Board of Directors voted to recommend that the Corporation’s Shareholders approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of the Corporation’s Common Stock by an additional 10,000,000 shares from 37,625,000 shares to 47,625,000 shares, consisting of 47,500,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and 125,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”). As of December 31, 2011, 30,612,508 shares of Common Stock were outstanding, (b) 3,400,506 shares of Common Stock were reserved for issuance upon exercise of outstanding stock options and other equity-based awards, and (c) 340,393 shares of Common Stock were reserved for future grants of stock options and other equity-based awards. In addition, the Corporation has proposed to increase by 2,000,000 the number of shares of Common Stock reserved for future issuance under the Corporation’s 2008 Equity Incentive Plan (as discussed in Proposal No. 4 below).

The Shareholders will be requested at the Annual Meeting to consider and act upon a proposal to approve the amendment. The Board of Directors believes that it is in the best interests of the Corporation to have the flexibility to facilitate broader ownership of its Common Stock through stock splits, stock dividends or otherwise and to have additional shares authorized and available for issuance for other general corporate purposes, including without limitation, acquiring other businesses in exchange for shares of Common Stock, raising capital or acquiring technology rights through the sale of Common Stock and attracting or retaining valuable employees through the issuance of stock options and other equity-based awards. The shares could be issued from time to time for such purposes as the Board of Directors may approve and unless required by applicable law or stock exchange rules, no further vote of the Shareholders will be required. The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock the Corporation now has authorized. A copy of the Certificate of Amendment is attached hereto as Appendix A. The Corporation currently has no commitments or agreements to effect any stock splits or stock dividends, or to acquire other businesses or technology rights.

The issuance of additional shares of the Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Corporation’s existing Shareholders. Issuance of shares of Common Stock could be used to make a change in control of the Corporation more difficult or costly by diluting the stock ownership of persons seeking to obtain control of the Corporation; however, the Corporation is not aware of any pending or threatened efforts to obtain control of the Corporation.

Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock, voting in person or represented by proxy, and entitled to vote on the matter is required to approve the proposed amendment to the Certificate of Incorporation. Shares of Common Stock voted to abstain and shares of Common Stock subject to broker non-votes have the practical effect of being votes against the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR AMENDMENT OF THE CERTIFICATE OF INCORPORATION

PROPOSAL NO. 4

AMENDMENT TO THE 2008 EQUITY INCENTIVE PLAN

Summary of the Proposal

At the Annual Meeting, our Shareholders will be requested to consider and act upon a proposal to increase by 2,000,000 the number of shares of the Corporation’s Common Stock authorized for issuance under the Corporation’s 2008 Equity Incentive Plan, as amended (the “2008 Plan”). The total number of shares of Common Stock authorized under the 2008 Plan would increase to 7,196,250 shares of Common Stock and the total number of shares of Common Stock available for issuance thereunder would increase from 792,899 to 2,792,899.

The 2008 Plan was originally adopted by the Board of Directors on April 8, 2008 and approved by the Shareholders of the Corporation on May 22, 2008 and the number of shares of Common Stock authorized for issuance thereunder was 1,875,000 (on a one-for-eight reverse stock split adjusted basis). On April 7, 2009, the Board of Directors approved, and the Shareholders approved at the Annual Meeting on May 21, 2009, an amendment to the 2008 Plan to increase the number of shares of common stock authorized for issuance thereunder by an additional 1,321,250 shares (on a one-for-eight reverse stock split adjusted basis). On April 1, 2010, the Board of Directors approved, and the Shareholders approved at the Annual Meeting on May 20, 2010, an amendment to the 2008 Plan to increase the number of shares of common stock authorized for issuance thereunder by an additional 2,000,000 shares.

Our Compensation Committee and our Board of Directors believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. Both the Short-Term Incentive Plan and the Long-Term Incentive Plan are key components of our total compensation package to executives and employees. These Plans are primarily equity based in order to increase ownership by executives and employees and align their interests to those of shareholders.

At current levels of participation, all shares available for issuance under the 2008 Plan, prior to the amendment, will be issued no later than 2012. The Board of Directors believes that the approval of the amendment, which provides for 2,000,000 additional shares of common stock available for issuance, is necessary to continue to allow the Corporation to offer equity compensation to its employees, consultants, advisors, officers and directors. Based on the Corporation’s recent stock price and recent participation in the 2008 Plan by employees, consultants, advisors, officers and directors, the Board of Directors believes that, upon approval of the amendment, there will be a sufficient number of shares of Common Stock authorized for issuance under the 2008 Plan to maintain current levels of participation until 2015.

On the Record Date, the market price, as reported by The NASDAQ Capital Market, of our Common Stock, the class of stock underlying all options, awards and purchases subject to the 2008 Plan, was $2.60 per share.

Vote Required

The affirmative vote of a majority of shares present, in person or represented by proxy, and voting on the approval of the amendment to the 2008 Plan at our Annual Meeting is required to amend the 2008 Plan to increase the number of shares of common stock available for issuance thereunder by an additional 2,000,000 shares, bringing the total number of authorized shares to 7,196,250. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at our Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposal to approve the 2008 Plan.

Summary of the 2008 Equity Incentive Plan

A summary of the 2008 Plan is set forth below, which is qualified in its entirety by reference to the 2008 Plan which is attached hereto as Appendix B.

Purpose.  The purposes of the 2008 Plan are to attract and retain employees, consultants, advisors, officers and directors to provide an incentive for them to assist us in achieving our long-range performance goals, and to enable them to participate in our long-term growth.

Term.   The term of the 2008 Plan expires on the tenth anniversary of its effective date.

Securities to be Offered and Eligible Participants.  The 2008 Plan provides for the issuance of a maximum of 5,196,250 shares, and the proposed amendment would increase such maximum to 7,196,250 shares, pursuant to the grant of options (“Options”); the restricted shares (“Restricted Stock Awards”); and restricted stock units, deferred shares, performance shares, stock units, stock appreciation rights and stock or phantom stock awards (“Stock Based Awards”) to our and our subsidiaries’ and any future parents’ employees, consultants, advisors, directors (including non-employee directors), executive officers and any other persons who our Board of Directors has determined to have made (or is expected to make) contributions to our Corporation. All of our employees, executive officers and non-employee directors are eligible to participate in the 2008 Plan. No employee may be granted awards under the 2008 Plan in any fiscal year pursuant to which such employee would be entitled to receive more than 375,000 shares of our Common Stock.

The shares of our Common Stock available for issuance under the 2008 Plan are subject to adjustment for any stock dividend, recapitalization, stock split, stock combination or certain other corporate reorganizations. Shares subject to an award that expires or is terminated, unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded will again be available for award under the 2008 Plan.

Administration.  The 2008 Plan is administered by our Board of Directors. Our Board of Directors may, to the extent permitted by applicable law, delegate any or all of its powers under the 2008 Plan to a committee or subcommittee of our Board of Directors.

Options.  Subject to the provisions of the 2008 Plan, our Board of Directors may award options and has the authority to select the optionees and determine the terms of the options granted, including: (i) the number of shares subject to each option, (ii) when the option becomes exercisable, (iii) the exercise price of the option, (iv) the duration of the option and (v) the time, manner and form of payment upon exercise of an option. As provided under the 2008 Plan, the number of shares of our Common Stock underlying a stock option and the exercise price thereof will continue to adjust when we effect a stock split, stock dividend, merger or similar event.

The exercise price per share for each incentive stock option (“ISO”) to be granted under the 2008 Plan may not be less than the fair market value per share of our Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of our stock, the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of our Common Stock on the date of grant.

The exercise price per share for each option that does not qualify as an ISO, a non-qualified stock option (“NQSO”), to be granted under the 2008 Plan may be less than the fair market value per share of our Common Stock on the date of such grant.

Our Board of Directors in its sole and absolute discretion may, with the consent of the participant if applicable, and subject to compliance with any legal, regulatory or other administrative requirements applicable to the 2008 Plan, amend or adjust the terms and conditions of any award, including, but not limited to either (1) reduce the exercise price of an outstanding option or other award or (2) simultaneously cancel options for which the exercise price exceeds the then current fair market value of the underlying Common Stock and grant a new award with an exercise price equal to or greater than the then current fair market value of the underlying Common Stock.

Each option granted will expire on the date specified by our Board of Directors, but not more than (i) ten years from the date of grant in the case of options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of our stock. Generally, no ISO may be exercised more than 90 days following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a maximum of 180 days after such termination.

Restricted Stock Awards.  Subject to provisions of the 2008 Plan, our Board of Directors may grant shares of restricted stock to participants with such restricted periods and other conditions as our Board of Directors may determine and for no cash consideration or such other consideration as may be required by applicable law or by our Board of Directors. Our Board of Directors determines the exercise price per share for purchases under the 2008 Plan.

Stock Based Awards.  Subject to the provisions of the 2008 Plan, our Board of Directors may award stock awards, which may be designated as award shares based upon certain conditions, securities convertible into our Common Stock, stock appreciation rights, phantom stock awards, performance stock, deferred stock, restricted stock units, shares of our Common Stock not subject to any restrictions, stock units or other awards. Our Board of Directors determines the exercise price per share for awards under the 2008 Plan.

Performance Based Awards.  Section 162(m) of the Code limits publicly-held companies such as our Corporation to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The 2008 Plan is designed to permit the Board of Directors to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

General Provisions.  Each grant of ISOs, NQSOs, Restricted Stock Awards, Stock Based Awards, and Performance Based Awards shall be evidenced by a written document delivered to the participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the 2008 Plan as our Board of Directors considers necessary or advisable. Each type of grant may be made alone, in addition to, or in relation to any other type of grant. The terms of each type of award need not be identical and our Board of Directors need not treat participants uniformly. Our Board of Directors may amend, modify or terminate any outstanding grant, including substituting therefor another award, changing the date of exercise or realization and converting an ISO to a NQSO, provided that the participant’s consent to such action shall be required unless our Board of Directors determines that the action would not materially and adversely affect the participant.

Our Board of Directors may amend, suspend or terminate the 2008 Plan or any portion thereof at any time; provided that no amendment shall be made without Shareholder approval if such approval is necessary to comply with any applicable law, rules or regulations. Our Board of Directors may also create a sub plan under the 2008 Plan to comply with the laws and regulations of any foreign country in which we may seek to grant options and awards to persons eligible to participate in the 2008 Plan.

Our Board of Directors will determine the effect on an award upon the death, disability, retirement or other termination of employment of a participant and the extent to which and period during which the participant’s legal representative, guardian or designated beneficiary may receive payment of an award or exercise rights thereunder. Except as otherwise provided by our Board of Directors, grants under the 2008 Plan are not transferable other than as designated by the participant by will or by the laws of descent and distribution or, with respect to any awards other than ISOs, pursuant to a qualified domestic relations order or to certain trusts or other estate planning vehicles.

Our Board of Directors, in its discretion, may take certain actions in the event of a change of control, as such term is defined in the 2008 Plan, of our Corporation, including (i) providing for the acceleration of any time period relating to the exercise or realization of the grant, (ii) providing for the repurchase of the grant for an amount equal to the difference of (x) the consideration received per share for the securities underlying the grant in the change of control minus (y) the per share exercise price of such securities, (iii) adjusting the terms of the award in order to reflect the change of control, (iv) causing the award to be assumed, or new rights substituted therefor, by another entity, (v) providing for the termination of the award, or (vi) making such other provision as our Board of Directors may consider equitable and in our best interest, provided that, in the case of an action taken with respect to an outstanding award, the participant’s consent to such action shall be required unless our Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the participant.

United States Federal Income Tax Consequences

The following discussion of United States federal income tax consequences of the issuance and exercise of Options, awards and purchases granted under the 2008 Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service, all of which are subject to change (perhaps with retroactive effect). It is not intended to be a complete discussion of all of the United States federal income tax consequences of these plans or of the requirements that must be met in order to qualify for the described tax treatment. In addition, there may be foreign, state and local tax consequences that are not discussed herein.

Incentive Stock Options:  The following general rules are applicable under current United States federal income tax law to ISOs granted under the 2008 Plan:

1.	In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and we are not entitled to a federal income tax deduction upon either the grant or exercise of an ISO. However, under certain circumstances, an optionee may be subject to alternative minimum tax on the exercise of an ISO, as discussed below.
2.	If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the ISO was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the “Holding Periods”), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.
3.	If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the requisite Holding Periods (a “Disqualifying Disposition”), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.
4.	The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain or loss.
5.	In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of stock acquired by exercising an ISO, we generally will be entitled to a corresponding deduction for federal income tax purposes, provided we report the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.
6.	Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee’s holding period for the shares exceeds 12 months.
7.	An optionee may be entitled to exercise an ISO by delivering shares of our Common Stock to us in payment of the exercise price, if the optionee’s ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.
8.	In addition to the tax consequences described above, the exercise of ISOs may result in an “alternative minimum tax” under the Code. The Code provides that an “alternative minimum tax” (currently at a maximum rate of 28%) will be applied against a taxable base which is equal to “alternative minimum taxable income,” reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee’s alternative minimum taxable income in the year of exercise. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.
9.	Special rules apply if the Common Stock acquired through the exercise of an ISO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

10.	Options will not be treated as ISOs to the extent that the total fair market value (determined at the time of the grant) of stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year exceeds $100,000. An option which exceeds the $100,000 limitation will be treated as a Non-Qualified Stock Option.

Non-Qualified Stock Options:  The following general rules are applicable under current federal income tax law to NQSOs granted under the 2008 Plan:

1.	Provided that the exercise price of a NQSO is equal to or greater than the fair market value of the underlying stock on the date the grant is made, the optionee generally does not recognize any taxable income upon the grant of a NQSO, and we are not entitled to a federal income tax deduction by reason of such grant.
2.	The optionee generally will recognize ordinary compensation income at the time of exercise of the NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. We may be required to withhold income tax on this amount.
3.	We generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee pursuant to the exercise of a NQSO, provided that we report the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.
4.	When the optionee disposes of the shares acquired through the exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee’s holding period for the shares exceeds 12 months, such gain or loss will be a long-term capital gain or loss.
5.	An optionee may be entitled to exercise a NQSO by delivering shares of our Common Stock to us in payment of the exercise price. If an optionee exercises a NQSO in such fashion, special rules will apply.
6.	Special rules apply if the Common Stock acquired through the exercise of a NQSO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.
7.	In the event a NQSO is issued with an exercise price less than the fair market value of the Common Stock, then the optionee may be subject to an additional 20% tax, plus interest, under Section 409A of the Code, unless certain limitations with respect to exercisability are satisfied.

Restricted Stock Awards and Stock Based Awards:  The following general rules are applicable under current federal income tax law to the grant of Restricted Stock Awards and Stock Based Awards under the 2008 Plan:

1.	Persons receiving Common Stock or cash pursuant to a Restricted Stock Award and Stock Based Award generally recognize ordinary income equal to the cash or fair market value of the vested shares received, reduced by any purchase price paid at the time the shares become vested (or no longer subject to forfeiture). We may be required to withhold income tax on this amount.
2.	At the time the recipient of a Restricted Stock Award recognizes ordinary income, we generally will be entitled to a corresponding federal income tax deduction, provided that we report the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.
3.	When the recipient of a Restricted Stock Award disposes of the shares received, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and his or her basis in the stock (generally, the price paid for the Restricted Stock Award plus the amount taxed as ordinary income). If the person’s holding period for the shares exceeds 12 months, such gain or loss will be long-term capital gain or loss.

Stock Based Awards:  The following general rules are applicable under current federal income tax law to the grant of Stock Based Awards under the 2008 Plan:

1.	The tax consequences of different types of Stock Based Awards may differ, however, generally, Stock Based Awards, such as phantom stock or stock appreciation rights which are based on the stock of the Company but which do not represent actual equity in the Company, are not taxable upon the grant of the Award.
2.	Persons who receive Common Stock or cash pursuant to the payout of a Stock Based Award generally recognize ordinary income equal to the amount of cash or the fair market value of the shares received reduced by any purchase price paid. We may be required to withhold income tax on this amount.
3.	At the time the recipient of a Stock Based Award recognizes ordinary income, we generally will be entitled to a corresponding federal income tax deduction, provided that we report the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.
4.	When the recipient of a Stock Based Award disposes of any shares received pursuant to a Stock Based Award, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and his or her basis in the stock (generally, the price paid for the Stock Based Award plus the amount taxed as ordinary income). If the recipient’s holding period for the shares exceeds 12 months, such gain or loss will be a long-term capital gain or loss.
5.	To the extent certain Stock Based Awards, such as phantom stock, provide for the deferral of income beyond the taxable year in which the Award is granted, such Awards may be subject to Section 409A of the Code, including the timing of distribution rules thereunder.

Performance Based Awards.  Subject to the description above for ISOs, the payment of an equity based award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a corresponding federal income tax deduction in the same amount and generally at the same time as the grantee recognizes ordinary income. To the extent a Performance Based Award provides for the deferral of income beyond the taxable year in which the Award is granted, such Award may be subject to Section 409A of the Code, including the timing of distribution rules thereunder.

EQUITY COMPENSATION PLAN INFORMATION

We maintain a number of equity compensation plans for employees, officers, directors and others whose efforts contribute to our success. The table below sets forth certain information as of our fiscal year ended December 31, 2011 regarding the shares of our common stock available for grant or granted under equity incentive plans that (i) were approved by our Shareholders, and (ii) were not approved by our Shareholders.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	3,163,601	$4.33	890,550
Equity compensation plans not approved by security holders(2)	236,905	$10.83	—
Total	3,400,506	$4.79	890,550

(1)	Consists of the 1995 Third Amended and Restated Stock Plan, 2008 Equity Incentive Plan (the “2008 Plan”) and 2005 Employee Stock Purchase Plan (the “Purchase Plan”). As of May 22, 2008, with the inception of our 2008 Equity Incentive Plan, options and awards may no longer be granted from our 1995 Plan.
(2)	Consists of the 2000 Stock Option Plan (the “2000 Plan”).
(3)	Excludes purchase rights accruing under the Purchase Plan which has a stockholder-approved reserve of 250,000 shares. Under the Purchase Plan, each eligible employee is able to purchase up to 2,000 shares of our common stock at semi-annual intervals each year at a purchase price per share equal to 85% of the lower of the fair market value of our common stock on the first or last trading day of a purchase period.
(4)	Includes restricted stock units of 1,629,952. These awards have no strike price and are issued from our 2008 Plan.

2000 Stock Option Plan.  The purpose of the 2000 Plan adopted by our Board of Directors on July 14, 2000 and amended on December 21, 2001, was to promote our long-term success, by providing financial incentives to employees and consultants of the Company who are in positions to make significant contributions toward such success, except that no member of our Board of Directors or officer of the Company appointed by the Board of Directors was eligible for grants of options under the 2000 Plan. The 2000 Plan was designed to attract individuals of outstanding ability to become or to continue as employees or consultants, to enable such individuals to acquire or increase their proprietary interest in the Company through the ownership of shares of our Common Stock, and to incentivize such individuals to render superior performance during their associations with us, by providing opportunities to participate in the ownership of our future growth through the granting of NQSOs. The 2000 Plan was administered by our Board of Directors or, at its option, a committee appointed by our Board of Directors. A total of 1,250,000 shares of common stock were reserved for issuance under the 2000 Plan. In April 2008, our Board of Directors determined that no further awards would be made under this plan and that all remaining 303,379 shares available for issuance under the 2000 Plan that were not subject to outstanding stock option awards would be eligible for issuance under the 2008 Equity Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THE APPROVAL OF THE AMENDMENT TO THE 2008 EQUITY INCENTIVE PLAN

PROPOSAL NO. 5

APPROVAL OF THE RIGHTS AGREEMENT

Summary of the Proposal

At the Annual Meeting, our Shareholders will be requested to approve the Rights Agreement, dated as of October 3, 2011, by and between the Corporation and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”), a copy of which is attached hereto as Appendix C and filed as Exhibit 4.1 to the Corporation’s Current Report on Form 8-K as filed with the SEC on October 3, 2011. Pursuant to the terms of the Rights Agreement, the Rights (as defined below) will expire on the first anniversary of the adoption of the Rights Agreement unless Shareholder approval is obtained before such time.

The Rights Agreement is intended to provide for the fair treatment of the Shareholders of the Corporation in connection with any takeover bid for the Corporation and is designed to provide the Board and the Shareholders with more time to consider fully any unsolicited takeover bid for the Corporation without undue pressure. The Rights Agreement is intended to provide the Board with the opportunity to pursue, if appropriate, other alternatives to maximize Shareholder value and to allow additional time for competing bids to emerge. The following is a summary of the principal terms of the Rights Agreement, which is qualified in its entirety by reference to the text of the Rights Agreement. Approval of the Rights Agreement is not being recommended in response to, or in contemplation of, any known takeover bid or other similar transaction.

General Description of the Rights Agreement

In connection with the implementation of the Rights Agreement, on October 3, 2011, the Board of Directors of the Corporation declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock outstanding on October 3, 2011 (the “Rights Agreement Record Date”) to the Shareholders of record on that date. Each Right entitles the registered holder to purchase from the Corporation one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Corporation, at a price of $20.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), subject to adjustment.

Until the earlier to occur of (i) a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 15% or more of the outstanding Common Stock or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Rights Agreement Record Date, by such Common Stock certificate with a copy of the Summary of Rights (attached to the Rights Agreement as Exhibit C).

The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Rights Agreement Record Date or upon transfer or new issuance of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock outstanding as of the Rights Agreement Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earlier of (i) May 15, 2015 and (ii) the first anniversary of the adoption of the Rights Agreement if Shareholder approval of the Rights Agreement has not been received by or on such date (the “Final Expiration Date”), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Corporation, in each case, as described below.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a quarterly dividend payment of 1,000 times the dividend declared per Common Stock. In the event of liquidation, the holders of the Preferred Shares will be entitled to an aggregate payment of 1,000 times the aggregate payment made per Common Stock. Each Preferred Share will have 1,000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Stock. These rights are protected by customary antidilution provisions.

Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

From and after the occurrence of an event described in Section 11(a)(ii) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event and (y) the Distribution Date (as such term is defined in the Rights Agreement) acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

In the event that, at any time after a Person (as such term is defined in the Rights Agreement) becomes an Acquiring Person, the Corporation is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its Affiliates and Associates (as such term is defined in the Rights Agreement) (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the exercise price of the Right. If the Corporation does not have sufficient shares of Common Stock to satisfy such obligation to issue Common Stock, or if the Board of Directors so elects, the Corporation shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Stock issuable upon exercise of a Right; provided that, if the Corporation fails to meet such obligation within 30 days following the later of (x) the first occurrence of an event triggering the right to purchase Common Stock and (y) the date on which the Corporation’s right to redeem the Rights expires, the Corporation must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Common Stock (to the extent available) and cash equal in value to the difference between the value of the Common Stock otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Board of Directors may extend the 30-day period described above for up to an additional 90 days to permit the taking of action that may be necessary to authorize sufficient additional shares of Common Stock to permit the issuance of Common Stock upon the exercise in full of the Rights.

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding Common Stock, the Board of Directors of the Corporation may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Stock per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Corporation, be evidenced by depository receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

At any time prior to ten days after the time any Person becomes an Acquiring Person, the Board of Directors of the Corporation may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The terms of the Rights may be amended by the Board of Directors of the Corporation without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Until a Right is exercised, the holder thereof, as such, will have no rights as a Shareholder of the Corporation, including, without limitation, the right to vote or to receive dividends.

Vote Required

The affirmative vote of a majority of shares present, in person or represented by proxy, and voting on the approval of the Rights Agreement is required to approve the Rights Agreement. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at our Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposal to approve the Rights Agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THE APPROVAL OF THE RIGHTS AGREEMENT

PROPOSAL NO. 6

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act requires public companies to conduct a separate Shareholder advisory vote on executive compensation as disclosed in the Compensation Discussion and Analysis, compensation tables and related narrative of the annual Proxy Statement. While this advisory vote, commonly referred to as a “say-on-pay” vote, is non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation programs.

As described in detail in Compensation Discussion and Analysis, we believe it is in our Shareholders’ interests to attract, motivate and retain highly qualified individuals in critical positions by providing competitive compensation opportunities. Our guiding compensation principles endeavor to align executive compensation with our strategic objectives and financial performance. We believe that our compensation programs are aligned with our strategic objectives and address evolving concerns in a rapidly changing market. Most importantly, we believe that our executive compensation programs appropriately link pay to performance and are well aligned with the long-term interests of our Shareholders. We further believe that our executive compensation objectives have resulted in executive compensation decisions that have appropriately recognized executive performance which, despite recent challenging economic conditions, have benefited the Corporation and our Shareholders and are expected to drive long-term Shareholder value over time. Specifically, the following list provides some of the primary features of our compensation programs:

•	Our overall compensation is targeted to the median of our Peer Group;
•	Our short-term incentive plan is performance based, requiring the achievement of pre-determined individual financial and non-financial goals and the achievement of certain pre-determined corporate financial milestones;
•	These goals and milestones are challenging, yet achievable;
•	Awards for our short-term incentive plan and our long-term incentive plan are primarily equity based, increasing ownership by our executives and encouraging them to increase Shareholder value; and
•	We offer a very limited number of perquisites.

In 2011, we demonstrated our commitment to these principles and illustrated how our program responds to business challenges and the marketplace. Key compensation decisions made by the Compensation Committee (which is comprised of independent members of our Board of Directors) included:

•	We did not change the base salary for our Chief Executive Officer although his salary fell below the 25th percentile relative to his peers;
•	We maintained the 10% cash salary reduction for executives through the entire year;
•	We granted no bonuses or equity awards under the Short-Term Incentive Plan because corporate milestones were not achieved;
•	We continued to grant awards under the Long-Term Incentive Plan with three year cliff vesting; and
•	We entered into Employment Agreements and Change of Control Agreements with certain executives that are consistent with such agreements offered by our peer group companies.

In accordance with Section 14A of the Securities Exchange Act, we are asking Shareholders to approve the following advisory resolution at the 2012 Annual Meeting:

RESOLVED, that the Shareholders of TranSwitch Corporation approve, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure in the Proxy Statement for the Corporation’s 2012 Annual Meeting.

Vote Required

While this advisory vote, commonly referred to as a “say-on-pay” vote, is non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation programs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL NO. 7

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY
VOTES ON EXECUTIVE COMPENSATION

In addition to the advisory vote on executive compensation discussed in Proposal 7, Section 14A of the Securities Exchange Act requires that, at least once every six years, we present our Shareholders the opportunity to vote, on an advisory basis, on the frequency with which we should conduct future advisory votes on executive compensation. By voting on this Proposal, you have an opportunity to vote on whether you would prefer that we conduct future advisory votes on executive compensation once every year, once every two years or once every three years. Shareholders may, if they wish, abstain from casting a vote on this proposal.

The Board has determined that an annual advisory vote on executive compensation will allow our Shareholders to provide timely and direct input on our executive compensation philosophy, policies and practices as disclosed in the Proxy Statement each year. The Board believes that an annual vote is therefore consistent with the Corporation’s efforts to engage in an ongoing dialogue with our Shareholders on executive compensation and corporate governance matters. The Corporation recognizes that the Shareholders may have different views on this issue, and therefore we look forward to hearing from our Shareholders as to their preferences on the frequency of an advisory vote on executive compensation.

You may cast a vote on your preferred voting frequency by selecting the option of one year, two years or three years (or abstaining) when voting in response to the resolution set forth below.

RESOLVED, that the Shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Corporation’s named executive officers as set forth in the Proxy Statement should be every year, every two years or every three years.

Vote Required

This vote is advisory and not binding on us or the Board in any way. However, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our Shareholders and the Corporation to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our Shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THE OPTION OF EVERY YEAR AS THE PREFERRED FREQUENCY FOR
THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date certain information regarding the ownership of outstanding shares of Common Stock by (i) each person who, to the knowledge of the Corporation, beneficially owns more than 5% of the outstanding shares of Common Stock, (ii) each Named Executive Officer (as defined under “Compensation and Other Information Concerning Named Executive Officers”), (iii) each director or nominee for director of the Corporation, and (iv) all Named Executive Officers and Directors and nominees for Director as a group. Unless otherwise indicated below, each person listed below maintains a business address in the care of TranSwitch Corporation, Three Enterprise Drive, Shelton, Connecticut 06484 and has sole voting and investing power with respect to all shares of Common Stock owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
5% Stockholders
Herbert Chen(3) Chen Capital Management, Inc. 650 Madison Avenue, 17th Floor New York, NY 10022	2,568,231	8.4%
Michael H. Steinhardt(4) 650 Madison Avenue, 17th Floor New York, NY 10022	2,810,187	9.2%
Brener International Group(5) 421 N. Beverly Drive, Suite 300 Beverly Hills, CA 90210	1,776,650	5.8%
Wellington Management Company(6) 280 Congress Street Boston, MA 02210	1,700,602	5.5%
Named Executive Officers
Dr. M. Ali Khatibzadeh(7)	679,153	2.2%
Mr. Theodore Chung(8)	66,558	*
Mr. Robert Bosi(9)	81,814	*
Mr. Amir Bar-Niv(10)	44,218	*
Mr. Haim Moshe(11)	61,093	*
Directors
Mr. Gerald Montry(12)	231,936	1.0%
Mr. Thomas Baer(13)	64,364	*
Mr. Faraj Aalaei(14)	414,081	1.3%
Mr. Sam Srinivasan(15)	99,700	*
Mr. Richard Lynch(16)	101,273	*
All Named Executive Officers and Directors as a group, not including Mr. Chen (who is also a director) (10 persons)	1,844,190	6.0%

*	Less than 1% of the outstanding Common Stock.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date (“Presently Exercisable Securities”) are deemed outstanding for computing the percentage held by each person or entity listed, but are not deemed outstanding for computing the percentage of any other person or entity.

(2)	Percentage of beneficial ownership is based on 30,710,984 shares of Common Stock outstanding as of the Record Date, March 23, 2012.
(3)	In calculating the beneficial ownership of this person, the Corporation has relied upon the Form 4 filed by this entity with the SEC on March 14, 2012. According to this Form 4, Mr. Chen directly owns 1,061,337 shares and indirectly owns 1,484,904 shares. Shares are owned directly by his wife, his minor daughter, and shares are held in accounts of unregistered investment companies and managed accounts over which Mr. Chen has investment control. In addition, Mr. Chen beneficially owns 21,990 shares issuable upon the exercise of Presently Exercisable Securities.
(4)	In calculating the beneficial ownership of this person, the Corporation has relied upon the Schedule 13G, filed by him with the SEC on February 10, 2012. According to such Schedule 13G, Mr. Steinhardt shares voting and dispositive power over the shares reported with Ilex Partners, L.L.C. and Steinhardt Overseas Management, L.P.
(5)	In calculating the beneficial ownership of this entity, the Corporation has relied upon the Schedule 13D, filed by this entity with the SEC on June 9, 2010. According to this Schedule 13D, Brener International Group, LLC has sole voting and dispositive power over 551,250 shares; Marbre Servias, Ltd. has sole voting and dispositive power over 1,212,900 shares; and Clive Fleissig has sole voting and dispositive power over 12,500 shares.
(6)	In calculating the beneficial ownership of this entity, the Corporation relied up the Schedule 13D filed by this entity with the SEC on February 14, 2012.
(7)	Consists of 585,403 shares owned and 93,750 shares issuable upon exercise of Presently Exercisable Securities. 575,043 shares are owned directly by Dr. Khatibzadeh and 10,360 shares are held by his minor daughter. Dr. Khatibzadeh is the Corporation’s President and Chief Executive Officer and is also a Director of the Corporation.
(8)	Consists of 21,488 shares owned and 45,070 shares issuable upon exercise of Presently Exercisable Securities. Mr. Chung is the Corporation’s Vice President — Business Development and Worldwide Sales.
(9)	Consists of 61,501 shares owned and 20,313 shares issuable upon exercise of Presently Exercisable Securities. Mr. Bosi is the Corporation’s Vice President and Chief Financial Officer.
(10)	Consists of 15,799 shares owned and 28,419 shares issuable upon exercise of Presently Exercisable Securities. Mr. Bar-Niv is the Corporation’s Senior Vice President and GM — High Speed Interconnect Business.
(11)	Consists of 32,184 shares owned and 28,909 shares issuable upon exercise of Presently Exercisable Securities. Mr. Moshe is the Corporation’s Senior Vice President and GM — TranSwitch Israel.
(12)	Consists of 200,183 shares owned and 31,753 shares issuable upon exercise of Presently Exercisable Securities. Mr. Montry is the Chairman of the Board of Directors of the Corporation.
(13)	Consists of 40,250 shares owned directly and 3,235 shares owned indirectly in charitable remainder trust as well as 20,879 shares issuable upon exercise of Presently Exercisable Securities.
(14)	Consists of 111,795 shares owned and 302,286 shares issuable upon exercise of Presently Exercisable Securities.
(15)	Consists of 47,743 shares owned and 51,957 shares issuable upon exercise of Presently Exercisable Securities.
(16)	Consists of 51,906 shares owned and 49,367 shares issuable upon exercise of Presently Exercisable Securities.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Compensation Committee of the Board of Directors (the “Compensation Committee”) has the responsibility for establishing, implementing and monitoring the Corporation’s executive compensation programs. The Compensation Committee is responsible for ensuring that its total compensation paid to its executives is competitive, reasonable, fair and adheres to the Corporation’s compensation philosophy and objectives.

Throughout this proxy statement, the individuals who served as the Corporation’s President and Chief Executive Officer and the Corporation’s Chief Financial Officer during fiscal years 2009, 2010 and 2011, as well as the other individuals included in the Summary Compensation Table below are referred to as the “Named Executive Officers.”

Compensation Philosophy

The Corporation’s executive compensation programs are designed to provide levels of compensation that will:

•	Allow the Corporation to attract, motivate and retain qualified executives
•	Align the financial interests of Named Executive Officers with the maximization of Shareholder value
•	Reward Named Executive Officers based on their achievements against those identified performance criteria

Generally, total compensation consists of base salary and equity awards that are targeted at the median of the Peer Group. Typically, the Corporation’s short-term and long-term compensation awards consist of equity awards in the form of Restricted Stock Units. The Corporation has not used cash as part of its short-term and long-term incentive plans in recent years in order to increase equity ownership by executives and employees and to help achieve its financial and business goals.

Compensation Committee

All members of the Compensation Committee meet the independence requirements as determined in accordance with SEC, the National Association of Securities Dealers and Internal Revenue Code rules. The Compensation Committee operates under a written charter adopted by our Board. The Compensation Committee’s charter is available on the TranSwitch corporate website under Investor Relations — Corporate Governance at https://www.transwitch.com/Investors/Corporate_Governance/Compensation_Committee_ Charter/.

Members of the Committee have significant depth of experience relevant to compensation matters at both the Board and corporate levels. They serve on other boards and have extensive knowledge of TranSwitch and the telecommunications industry, which assists in their evaluation of the Named Executive Officers’ performance and compensation. The Compensation Committee members and its Chairman are selected by the Board of Directors following the annual meeting of the Shareholders and their own reelection at that time. Each member of the Committee serves until his successor is appointed and qualified, or until his earlier resignation or removal.

The Compensation Committee’s role is generally one of oversight. Management is responsible for designing and modifying salary ranges and grades, incentive compensation programs, compensation strategy and practices, performance evaluation systems, succession planning, and the conduct and funding of the various retirement plans of the Corporation. In carrying out its responsibilities, the Committee provides oversight, review, and consultation to management.

The Compensation Committee’s scope of authority includes discharging the Board of Directors’ responsibilities relating to corporate executive compensation, reviewing and approving administration of the Corporation’s incentive compensation and stock plans, and producing an annual report on executive compensation for inclusion in the Corporation’s proxy statement. The Committee reviews proposals and makes recommendations to the Corporation’s management on company-wide compensation programs and practices.

Pursuant to the charter of the Compensation Committee, the Compensation Committee has the authority to retain a compensation consultant to advise the Committee on executive compensation practices and policies, or any other matters within its charter. In 2011, no compensation consultant was engaged for employee or executive compensation.

Role of Executives in Establishing Compensation

At the invitation of the Compensation Committee, select executives attend Compensation Committee meetings. The Corporation’s Chief Executive Officer and other members of management regularly attend meetings of the Compensation Committee. The Director — Human Resources and Administration prepares information for review with the Chief Executive Officer, which he then presents to the Compensation Committee at each meeting. In addition, the Compensation Committee periodically assigns special action items or compensation programs to be researched and reported on to the Committee by executives.

Each year during the fourth quarter, management makes a general recommendation to the Compensation Committee of compensation programs for the Corporation for the coming year. When making the recommendation, the Chief Executive Officer and management consider recent trends in executive compensation, the status of the Corporation’s profitability and performance, as well as retention and other talent management issues.

Setting Executive Compensation

The Corporation has structured the Corporation’s base salaries and non-cash executive compensation to motivate executives to achieve the business goals set by the Corporation and reward the executives for achieving such goals. In making compensation decisions, the Committee compares each element of total compensation against a peer group of publicly-traded telecommunications and semiconductor companies (collectively, the “Peer Group”). The Peer Group, which is periodically reviewed and updated by the Committee, consists of companies against which the Committee believes the Corporation competes for talent and for stockholder investment. In developing the Peer Group, the management team provides the Compensation Committee with a Peer Group that is partly derived from a list of various public companies previously purchased from Radford Surveys and Consulting. The Peer Group consists of the following companies:

Applied Micro Circuits Corporation	Anadigics, Inc.
Cavium Networks Inc.	Entropic Communications Inc.
Exar Corporation	Mindspeed Technologies Inc.
Pericom Semiconductor Corporation	PMC-Sierra Inc.
Silicon Image Inc.	Silicon Laboratories, Inc.
Standard Micro Systems Corporation

For the President and Chief Executive Officer, the Committee reviews and approves corporate goals and objectives relevant to his compensation, makes a performance appraisal in light of those goals and objectives, and establishes and approves the appropriate level of base compensation, bonus and incentive compensation. In determining the long-term incentive component of compensation of the President and Chief Executive Officer, the Committee considers the Corporation’s performance and relative Shareholder return, the value of similar incentive plan awards to Chief Executive Officers and Presidents at comparable companies, and the awards given to the Corporation’s Chief Executive Officer and President in past years. The Committee then presents its recommendation to the Board of Directors for final approval and ratification. In conjunction with the President and Chief Executive Officer, the Committee directs the management succession planning, particularly for Chief Executive Officer succession.

For the other Named Executive Officers, the Committee, in consultation with the Chief Executive Officer, evaluates their performance and makes recommendations to the Board regarding the appropriate level of base compensation, bonus, and incentive compensation for such officers.

For all Named Executive Officers, the Committee, in consultation with management, reviews and approves annually any employment agreements, severance agreements and change in control agreements or provisions, when and if appropriate, and any special or supplemental benefits.

For all employees, including Named Executive Officers, in consultation with management, the Committee designs and approves incentive plans, including any equity-based compensation, to allow the Corporation to attract and retain talented personnel and align the pay of such personnel with the long-term interests of Shareholders. In addition, the Committee submits each equity-based compensation plan and each material modification thereof to the Board for its approval. The Committee takes actions that may be necessary or advisable to implement and administer the Corporation’s incentive compensation plans, all in accordance with the terms of such plans.

For directors, the Committee evaluates and recommends to the full Board the appropriate level of director compensation and takes primary responsibility for ensuring that any payments to directors, other than in their capacity as directors, are fully and properly disclosed.

The Committee regularly communicates with the Board in order to ensure that the Board is fully informed of the Corporation’s compensation policies and other issues within the Committee’s jurisdiction. The Committee exercises such additional powers as may be reasonably necessary or desirable, in the Committee’s discretion, to fulfill its responsibilities and duties under its Charter.

The Compensation Committee has adopted a policy regarding the recovery or adjustment of performance incentive plan awards, already paid, in the event relevant corporate performance measures are restated in a manner that would have reduced a previously granted award’s size or payment. To the extent permitted by governing law, the Board will seek reimbursement of incentive compensation paid to any executive officer in the event of a restatement of the Corporation’s financial results that would have reduced a previously granted award’s size or payment. In that event, the discretion of the Compensation Committee depending on the specific circumstances, the Board will seek to recover either (i) the entire amount of the incentive award or (ii) the amount of the award paid to an executive officer which is in excess of the amount that would have been paid based on the restated financial results.

2011 Executive Compensation Components

The following is a summary of the principal components of compensation for Named Executive Officers. There are four major elements that comprise the Corporation’s compensation of Named Executive Officers: (i) Base Salary, (ii) Short-Term Incentive Plan, (iii) Long-Term Incentive Plan and (iv) Retirement and Other Health/Welfare Benefits.

For 2011, the base annual salaries and short-term target incentives for our Named Executive Officers is shown in the table below. This level of compensation for most executives is currently below the 50th percentile of our Peer Group.

Named Executive Officer	Annual Base Salary(1)	Target Incentive(2)
M. Ali Khatibzadeh	$350,000	57%
Robert Bosi	336,000	40%
Amir Bar-Niv	250,000	40%
Theodore Chung	250,000	40%
Haim Moshe	250,000	40%

(1)	Annual base salary in effect as of December 31, 2011.
(2)	Target Incentive represents a target percentage of annual base salary to be paid in Restricted Stock Units pursuant to the 2011 Short-Term Incentive Plan.

Base Salary

The Corporation provides Named Executive Officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for Named Executive Officers are determined for each executive based on his or her position and responsibility by using market data.

During its review of base salaries for executives, the Committee primarily considers:

•	market data;

•	internal review of the executive’s compensation, both individually and relative to other executive officers; and
•	individual performance of the executive.

Salary levels are typically considered annually as part of the Corporation’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries are based on the Committee’s assessment of the individual’s performance.

In April 2010, the Board approved a 10% reduction in cash compensation for Named Executive Officers, effective February 1, 2010. Named Executive Officers received grants of Restricted Stock Units (RSUs) in May 2011 and December 2011 to compensate them for the reduction in cash compensation. This 10% reduction was restored effective January 1, 2012.

Short-Term Incentive Plan

The Short-Term Incentive Plan gives the Committee the latitude to design stock-based incentive compensation programs to promote high performance and achievement of corporate goals by all employees, encourage the growth of Shareholder value, and allow all employees to participate in the long-term growth and profitability of the Corporation.

The Short-Term Incentive Plan assists the Corporation to:

•	Enhance the link between the creation of Shareholder value and short-term executive incentive compensation;
•	Provide an opportunity for increased equity ownership by executives; and
•	Maintain competitive levels of total compensation.

For 2011, the Short-Term Incentive Plan for non-sales executives was structured as follows:

•	A target amount of annual base salary to be paid in Restricted Stock Units;
•	A minimum threshold of 95% of the Corporation’s Revenue goal and 100% of the Corporation’s Non-GAAP Operating Income Goal;
•	Specific performance factors for each executive with weightings.

The awards to the Named Executive Officers under the Short-Term Incentive Plan are contingent upon actual results achieved against the pre-established performance targets set by the Compensation Committee. These key targets are aligned with the Corporation’s goals so that the Named Executive Officers are rewarded in line with our pay-for-performance philosophy. They are achievable yet ambitious enough so that in any given year not all of them will be achieved. The table below shows the specific performance factors and weightings for each Named Executive Officer for 2011:

Named Executive Officer(1)	Performance Factor	Weight
M. Ali Khatibzadeh	Corporate fiscal year revenue target	80%
	Corporate fiscal year non-GAAP operating income target	20%
Robert Bosi	Corporate fiscal year revenue target	80%
	Corporate fiscal year non-GAAP operating income target	20%
Theodore Chung	Corporate fiscal year revenue target	40%
	Corporate fiscal year non-GAAP operating income target	10%
	Goals for the Business Development organization	50%

(1)	Mr. Bar-Niv and Mr. Moshe did not participate in the Short-Term Incentive Plan for 2011. Their incentive compensation was a commission on the revenue from sales in the High Speed Interconnect market which in 2011 equaled $129,372 for Mr. Bar-Niv and $12,996 for Mr. Moshe.

No Named Executive Officer received any award for 2011 under the Short-Term Incentive Plan because the minimum thresholds relating to corporate financial performance were not achieved.

The Compensation Committee has adopted a clawback policy regarding the recovery or adjustment of performance incentive plan awards, already paid, in the event relevant corporate performance measures are restated in a manner that would have reduced a previously granted award’s size or payment. To the extent permitted by governing law, the Board will seek reimbursement of incentive compensation paid to any executive officer in the event of a restatement of the Corporation’s financial results that would have reduced a previously granted award’s size or payment. In that event, the discretion of the Compensation Committee depending on the specific circumstances, the Board will seek to recover either (i) the entire amount of the incentive award or (ii) the amount of the award paid to an executive officer which is in excess of the amount that would have been paid based on the restated financial results.

For 2012, the Committee has made changes to the structure of the Short-Term Incentive Plan to reflect the Corporation’s Business Unit organization. The structure is as follows:

•	A target amount of annual base salary to be paid in Restricted Stock Units;
•	For any award, a minimum threshold of 90% of the Corporation’s revenue goal and 90% of the Corporation’s non-GAAP operating income goal must be achieved;
•	Specific performance factors for each executive with weightings.

The target amount for Dr. Khatibzadeh was increased to 60% of his base salary and the target amounts for the other Named Executive Officers were unchanged. The weightings for Dr. Khatibzadeh and Mr. Bosi were changed to increase the weight for revenue achievement. Mr. Bar-Niv and Mr. Moshe were assigned performance factors and weightings reflecting their management of the High Speed Interconnect Business Unit. The table below shows the specific performance factors and weightings for each Named Executive Officer for 2012, except for Mr. Chung, whose short-term incentive compensation is discussed below:

Named Executive Officer	Performance Factor	Weight
M. Ali Khatibzadeh	Corporate fiscal year revenue target	90%
	Corporate fiscal year non-GAAP operating income target	10%
Robert Bosi	Corporate fiscal year revenue target	90%
	Corporate fiscal year non-GAAP operating income target	10%
Amir Bar-Niv	Business Unit fiscal year revenue target	60%
	Business Unit fiscal year non-GAAP operating income target	20%
	Goals for the High Speed Interconnect Business Unit	20%
Haim Moshe	Business Unit fiscal year revenue target	50%
	Goals for the TranSwitch Israel organization	50%

For 2012, the Committee changed the structure of the Short-Term Incentive Plan for Mr. Chung and the sales organization. The revised structure is as follows:

•	A target amount of annual base salary to be paid in cash and Restricted Stock Units;
•	For cash awards, a minimum threshold of 80% of the individual’s revenue goal must be achieved;
•	For achievement of revenue goals between 80% and 100%, a cash award corresponding to the percent achieved times the weighted target cash award;
•	For exceeding the revenue goals, a cash award equaling 100% of the weighted target cash award plus a percentage of the revenue over 100%;
•	For achievement of customer specific objectives; an RSU award corresponding to the percent achieved times the weighted target.

Named Executive Officer	Performance Factor	Weight
Theodore Chung	Corporate fiscal year revenue target	50%
	Specific customer objectives	50%

Long-Term Incentive Plan

The Long-Term Incentive Plan gives the Committee the latitude to design stock-based incentive compensation programs to enable the Corporation to attract and retain key employees, encourage the growth of Shareholder value, and allow these employees to participate in the long-term growth and profitability of the Corporation.

The Long-Term Incentive Plan assists the Corporation to:

•	enhance the link between the creation of Shareholder value and long-term executive incentive compensation;
•	provide an opportunity for increased equity ownership by executives; and
•	maintain competitive levels of total compensation.

In May 2011, the Board granted the following amounts of Restricted Stock Units pursuant to the Long-Term Incentive Plan under the 2008 Plan to these Named Executive Officers: Dr. Khatibzadeh, 95,239, Mr. Bar-Niv, 47,620, Mr. Bosi, 24,445, Mr. Chung, 31,747, and Mr. Moshe, 47,620. These awards vest 100% three years from the grant date.

Retirement and Other Health/Welfare Benefits

The Corporation provides Named Executive Officers with retirement and other personal benefits. The Corporation and the Committee believe these benefits are reasonable and consistent with its overall compensation program to better enable the Corporation to attract and retain superior employees for key positions. The Committee periodically reviews the levels these personal benefits provided to Named Executive Officers.

The Corporation sponsors a 401(k) retirement plan that permits all U.S. Employees, including those Named Executive Officers in the U.S., to electively defer a portion of their salary on a pre-tax basis into the plan. The Corporation matches 50% of contributions to the 401(k) plan by all participants, including the Named Executive Officers, up to a maximum of 6% of covered compensation. This match was suspended effective July 1, 2009. No other qualified or non-qualified retirement plans are sponsored by the Corporation for its U.S. employees. For its international employees, the Corporation participates in retirement plans customary with employment practices in the particular country. In Israel, for example, the Corporation participates in both the Manager’s Insurance Fund and the Academic Fund.

The Named Executive Officers are eligible to receive the same health and welfare benefits that are generally available to our other employees and they contribute to their benefit premium on the same terms that as other employees under the same plan and level of coverage. These benefits programs include health, dental and vision insurance, health and dependent care flexible spending accounts, short-term and long-term disability, life insurance and supplemental life insurance, accidental death and dismemberment, employee assistance program and certain other benefits.

The Named Executive Officers may also participate in our Shareholder approved Employee Stock Purchase Plan which enables all employees to purchase shares of our common stock at a price equal to 85% of the fair market value of the common stock on the enrollment date or the exercise date, whichever is lower. Additional compensation may be obtained by participating in our patent award program or our education assistance program, which are available to all employees.

In addition to the basic life insurance coverage for all employees equal to twice their base salary up to a maximum of $500,000, Named Executive Officers are provided executive term life insurance coverage equal to $1,000,000 for the Chief Executive Officer and $500,000 for the other Named Executive Officers.

The Corporation has entered into employment agreements with Dr. Khatibzadeh and Mr. Moshe and a letter agreement with Mr. Bosi. The Corporation also has agreements containing change of control severance provisions with Mr. Bosi, Mr. Bar-Niv and Mr. Moshe. The change of control severance provisions are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements is provided under the heading “Potential Payments Upon Termination of Employment and Potential Payments Upon Change-in-Control” below.

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that the Corporation may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Corporation believes that compensation paid under the Corporation’s incentive plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Assessment of Risk

In the design of executive compensation plans, the Committee considers the desired behavior the Committee wants to incent and how that behavior relates to increasing Shareholder value. The Committee does not feel that there are any compensation-related risks that are reasonably likely to have a material effect on the Corporation.

Certain key aspects of our compensation plans that address potential risks are as follows:

—	The structure of our incentive plans is the same for all employees worldwide, including executives. The Board reviews and approves the incentive plans annually. All awards that involve equity grants require Board approval.
—	The Short-Term Incentive Plan focuses on the execution of the current year’s Operating Plan and its awards are tied to key short-term (annual) financial metrics (e.g., revenue and profitability) in that plan. The Committee believes that the target amount of compensation in the Short-Term Incentive Plan is large enough to incent desired employee behavior but not so large, as a percent of an employee’s total compensation, as to encourage excessive risk taking to achieve the targets. In addition, the Board monitors performance to the Operating Plan on a regular basis and can adjust the Short-Term Incentive Plan if necessary.
—	The awards in the Short-Term Incentive Plan for non-sales personnel are in the form of Restricted Stock Units which vest after one year, promoting equity ownership by officers and employees and supporting the creation of Shareholder value.
—	Cash compensation for sales personnel for revenue generation is a small percentage of the revenue, and is only paid on the achievement of minimum revenue thresholds. Commissions are only paid after revenue is recognized.
—	Compensation for design wins for sales personnel is now paid 100% in Restricted Stock Units rather than in cash and options. These RSUs vest in one year and the focus of the Short-Term Incentive Plan component for design wins is now production-ready wins to targeted customers in order to align with the interest of the Shareholders by creating near-term as well as long-term revenue streams.
—	Our Long-Term Incentive Plan with its three year vesting aligns the interests of officers and employees with long-term Shareholder interests and supports employee retention. The timing and amount of awards under the Long-Term Incentive Plan are totally at the discretion of the Board.

Compensation Committee Report

The Compensation Committee of the Corporation has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Gerald Montry (Chairman) Thomas Baer Herbert Chen

COMPENSATION AND OTHER INFORMATION CONCERNING
NAMED EXECUTIVE OFFICERS

Named Executive Officers

Listed below are the Corporation’s Named Executive Officers and their respective backgrounds, excluding Dr. M. Ali Khatibzadeh who is listed under the “Nominee” section of “Proposal No. 1: Election of Directors” in this Proxy Statement.

Mr. Robert A. Bosi, 56, Vice President and Chief Financial Officer, has over 30 years of financial management experience. He has served in this position since January 4, 2008. Prior to joining the Corporation, Mr. Bosi held the positions of VP — Finance/Chief Financial Officer for Curtiss-Wright Corporation from 1991 to 2001 and VP — Chief Financial Officer for Vesper Corporation from 2002 to 2004. Since 2004, Mr. Bosi has been a partner with Tatum LLC where he filled the positions of Interim Senior Vice President and Chief Financial Officer of Concord Camera Corporation from 2004 to 2005 and Acting Chief Financial Officer of Monitor Oil PLC from 2006 to 2007. Mr. Bosi has a B.A. in accounting from William Paterson University and an M.B.A. from Fairleigh Dickinson University. Also, Mr. Bosi is a Certified Public Accountant, a Certified Management Accountant and a Certified Financial Manager

Mr. Amir Bar-Niv, 47, Senior Vice President & GM — High Speed Interconnect Business, joined TranSwitch in 2006, with the acquisition of Mysticom, and is responsible for the high-speed interconnect product line. He has over 19 years of engineering experience in the communication and consumer electronic semiconductor industries, including 10 years of executive management experience in R&D and marketing. Prior to joining TranSwitch, Mr. Bar-Niv co-founded Mysticom (1997) — a design house for mixed-signal/DSP PHY cores in Israel. Before Mysticom, Mr. Bar-Niv was an engineering manager at National Semiconductors (1991 – 1997) and lead system and VLSI designs of modems and high-speed interfaces, in Israel and USA sites. He holds a BScEE, magna cum laude, from Tel-Aviv University, Israel, and an MBA, cum laude, from Phoenix University, Arizona.

Mr. Theodore Chung, 38, Vice President of Business Development and Worldwide Sales, started with the Corporation in 2001 and held several management positions in the Corporation prior to assuming his current position in October 2011. Mr. Chung also served as Interim Chief Financial Officer and Treasurer from January 12, 2007 through January 4, 2008. Prior to joining the Corporation, Mr. Chung was Director, Business Development for Lydstrom, Inc., a maker of internet-enabled set-top boxes. From 1997 to 2000, he was with Fahnestock & Co., where he worked in Structured Finance both as an associate and later as a vice president. He earned a Juris Doctor (J.D.) degree from Columbia Law School in New York City, and a Bachelor of Arts Degree, magna cum laude, in Economics from Columbia University, New York City.

Mr. Haim Moshe, 53, Senior Vice President and GM — TranSwitch Israel, has over twenty-five years of technical and management experience in communications and VLSI. Prior to joining TranSwitch in 2006, Mr. Moshe founded OptiX Networks in 2000 — a company that developed 40Gbps network devices such as Optical Transport Networks (OTNs) and Forward Error Corrections (FECs). Before OptiX Networks, Mr. Moshe held the position of vice president of Engineering at Novanet Semiconductor. Prior to that, he led the ASIC team and then the hardware team at Scorpio Communications. He began his career as a VLSI engineer at National Semiconductor, Israel, working on the development of microprocessors and pc-peripherals. Mr. Moshe holds a BScEE from Ben-Gurion University, Israel and an MBA, cum laude, from Bar-Ilan University, Israel.

Executive Compensation

The following table sets forth the compensation earned by the Named Executive Officers for services rendered in all capacities to the Corporation for the fiscal years ended December 31, 2009, 2010, and 2011, as applicable. The amount for salary for 2011 and 2010 for all Named Executive Officers reflects the 10% reduction in cash compensation instituted on February 1, 2010 and the amount for equity awards for 2011 and 2010 includes those Restricted Stock Units granted as compensation for the cash reduction. This 10% reduction was restored effective January 1, 2012.

Summary Compensation Table

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards $(1)	Option Awards $(1)	All Other Compensation $(2)	Total $
Dr. M. Ali Khatibzadeh(3) President and Chief Executive Officer	2011	315,000	0	335,006	0	1,242	651,248
	2010	319,038	0	282,312	0	1,242	602,592
	2009	29,167	0	334,125	319,941	0	683,233
Mr. Robert Bosi(4) Vice President and Chief Financial Officer, Principal Accounting Officer	2011	302,400	0	110,605	0	2,322	415,627
	2010	306,277	0	134,901	0	2,322	443,500
	2009	336,000	0	117,600	28,788	5,004	487,392
Mr. Amir Bar-Niv(5) Senior Vice President and GM – High Speed Interconnect Business	2011	201,462	136,172	202,191	0	636	540,461
Mr. Theodore Chung(6) Vice President – Business Development and Worldwide Sales	2011	216,346	0	124,044	0	953	341,343
	2010	205,096	0	100,374	0	927	306,397
	2009	155,000	90,000	100,001	13,292	3,146	361,439
Mr. Haim Moshe(7) Senior Vice President and GM – TranSwitch Israel	2011	235,568	12,996	203,602	0	45,861	498,207

(1)	These columns show for awards of stock and options the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Please refer to Note 12 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 12, 2012 for a discussion of the assumptions used to calculate the value of stock awards and option awards.
(2)	Includes 401(k) matching contributions (which were suspended indefinitely in July 2009) and life insurance payments. Also includes Manager’s Insurance Fund and Academic Fund contributions for Mr. Moshe.
(3)	Dr. Khatibzadeh was appointed President and Chief Executive Officer on December 1, 2009.
(4)	Mr. Bosi was appointed Vice President and Chief Financial Officer on January 4, 2008.
(5)	Mr. Bar-Niv was Vice President — Systems and Applications from November 1, 2007 through October 1, 2011. He is currently the Senior Vice President and GM — High Speed Interconnect Business. Mr. Bar-Niv became a named executive officer in 2011. Accordingly, no information is provided for 2010 and 2009. In 2011, his bonus included commission payments of $129,372 and a bonus for a patent of $6,800.
(6)	Mr. Chung was Vice President — Business Development from October 12, 2006 through October 1, 2011 and also simultaneously served as the Corporation’s Interim Chief Financial Officer from January 12, 2007 through January 4, 2008. He is currently the Vice President — Business Development and Worldwide Sales.
(7)	Mr. Moshe was Vice President and GM — TranSwitch Israel from December 12, 2007 through October 1, 2011. He is currently the Senior Vice President and GM — TranSwitch Israel and became a named executive officer in 2011. Accordingly, no information is provided for 2010 and 2009. Mr. Moshe is compensated by our Israeli subsidiary in New Israeli Shekels and his compensation is therefore subject to exchange rate fluctuations. In 2011, his bonus included commission payments of $12,996. His other compensation includes contributions by the Corporation to the Manager’s Insurance Fund and to the Academic Fund. For 2011, these amounts equaled approximately $30,921 and $14,940 respectively.

Grants of Plan Based Awards

The following table contains information concerning the equity incentive plan awards for each Named Executive Officer granted during the fiscal year ended December 31, 2011.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name		Threshold ($)	Target ($)	Maximum ($)
M. Ali Khatibzadeh(3)	5/19/2011				4,274			13,463
	5/19/2011				95,239			300,003
	12/15/2011				7,402			21,540
Robert Bosi(4)	5/19/2011				4,103			12,924
	5/19/2011				24,445			77,002
	12/15/2011				7,106			20,678
Amir Bar-Niv(5)	3/10/2011				1,013			2,801
	5/19/2011				1,334			4,202
	5/19/2011				47,620			150,003
	9/15/2011				10,000			29,800
	12/15/2011				5,287			15,385
Theodore Chung(6)	5/19/2011				2,748			8,656
	5/19/2011				31,747			100,003
	12/15/2011				5,287			15,385
Haim Moshe(7)	3/10/2011				1,380			3,816
	5/19/2011				1,577			4,968
	5/19/2011				47,620			150,003
	9/15/2011				10,000			29,800
	12/15/2011				5,160			15,016

(1)	The material terms of these awards are discussed above under the heading “Compensation Discussion and Analysis.”
(2)	The value of the stock awards is based on the fair value on the grant date of such awards determined pursuant to FASB ASC Topic 718. The grant date fair value of RSU awards is 100% of the fair market value of the shares on the award date. The actual future value of the award will depend on the market value of the Corporation’s Common Stock at such date in the future when the award vests.
(3)	Dr. Khatibzadeh was granted 4,274 RSUs restricted stock units on May 19, 2011 to compensate for a reduction in cash salary and 95,239 RSUs under the Long-Term Incentive Plan. The RSUs for the salary reduction vested 90 days after the grant date and the RSUs from the Long-Term Incentive Plan will vest 100% on the third anniversary of the grant date. Also, on December 15, 2011, Dr. Khatibzadeh was awarded 7,402 RSUs to compensate for a reduction in cash salary which vested 100% 90 days after the grant date.
(4)	Mr. Bosi was granted 4,103 Restricted Stock Units on May 19, 2011 to compensate for a reduction in cash salary and 24,445 RSUs under the Long-Term Incentive Plan. The RSUs for the salary reduction vested 90 days after the grant date and the RSUs from the Long-Term Incentive Plan will vest 100% on the third anniversary of the grant date. On December 15, 2011. Mr. Bosi was granted 7,106 RSUs to compensate for a reduction in cash salary which vested 100% 90 days after the grant date.
(5)	Mr. Bar-Niv was granted 1,013 Restricted Stock Units on March 10, 2011 to compensate for a reduction in cash salary. These RSUs vested 90 days after the grant date. On May 19, 2011, he was granted 1,334 RSUs to compensate for a reduction in cash salary and 47,620 RSUs under the Long Term Incentive Plan. The RSUs for the salary reduction vested 90 days after the grant date and the RSUs from the Long Term Incentive Plan vest 100% on the third anniversary of the grant date. On September 15,

2011, Mr. Bar-Niv was awarded 10,000 RSUs that will vest 100% on the third anniversary of the grant date in recognition for outstanding performance. On December 15, 2011, he was awarded 5,287 RSUs to compensate for a reduction in cash salary which vested 100% 90 days after the grant date.
(6)	Mr. Chung was granted 2,748 Restricted Stock Units on May 19, 2011 to compensate for a reduction in cash salary and 31,747 RSUs under the Long-Term Incentive Plan. The RSUs for the salary reduction vested 90 days after the grant date and the RSUs from the Long-Term Incentive Plan will vest 100% on the third anniversary of the grant date. On December 15, 2011 Mr. Chung was granted 5,287 RSUs to compensate for a reduction in cash salary which vested 100% 90 days after the grant date.
(7)	Mr. Moshe was granted 1,380 Restricted Stock Units on March 10, 2011 to compensate for a reduction in cash salary. These RSUs vested 90 days after the grant date. On May 19, 2011, he was granted 1,577 RSUs to compensate for a reduction in cash salary and 47,620 RSUs under the Long Term Incentive Plan. The RSUs for the salary reduction vested 90 days after the grant date and the RSUs from the Long Term Incentive Plan vest 100% on the third anniversary of the grant date. On September 15, 2011, Mr. Moshe was awarded 10,000 RSUs that will vest 100% on the third anniversary of the grant date in recognition for outstanding performance. On December 15, 2011, he was awarded 5,160 RSUs to compensate for a reduction in cash salary which vested 100% 90 days after the grant date.

Outstanding Equity Awards At Fiscal Year-End

The following table contains information concerning the outstanding equity awards for each Named Executive Officer as of December 31, 2011:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
M. Ali Khatibzadeh	82,304	82,304	2.43	12/9/2016
	11,446	11,446	2.43	12/9/2016
					68,750	220,000
					104,167	333,334
					95,239	304,765
					7,402	23,686
Robert Bosi	18,750	6,250	2.00	3/18/2016
					21,304	68,173
					32,084	102,669
					24,445	78,224
					7,106	22,739
Amir Bar-Niv	625	0	16.88	5/18/2013
	7,500	0	2.64	1/15/2016
	708	0	2.00	3/18/2016
	125	0	2.43	12/9/2016
	1,058	0	2.32	12/11/2015
	3,125	0	11.04	1/26/2014
	2,500	0	12.40	4/5/2014
	2,500	0	12.40	4/5/2014
	1,485	0	13.20	5/24/2014
	598	0	12.64	8/7/2014
	468	0	8.40	11/5/2014
	2,500	0	7.12	12/13/2014
	468	0	5.52	3/18/2015
	743	0	6.00	5/22/2015
	1,016	0	5.12	8/7/2015
					3,000	9,600
					25,667	82,134
					47,620	152,384
					10,000	32,000
					5,287	16,918
Theodore Chung	975	0	13.44	5/19/2012
	875	0	13.28	8/10/2012
	1,250	0	13.28	8/10/2012
	725	0	11.76	10/13/2012
	625	0	13.20	12/27/2012
	525	0	14.72	1/26/2012
	2,500	0	14.32	3/1/2013
	1,737	0	16.88	5/18/2013

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
	1,231	0	13.28	8/10/2013
	793	0	11.84	10/12/2013
	3,125	0	12.40	12/12/2013
	9,375	0	2.64	1/15/2016
	341	0	2.00	3/18/2016
	1,008	0	2.32	12/11/2015
	2,500	0	12.40	4/5/2014
	2,448	0	13.20	5/24/2014
	1,875	0	12.64	8/7/2014
	625	0	12.64	8/7/2014
	281	0	8.40	11/5/2014
	1,250	0	5.52	3/18/2015
	281	0	5.52	3/18/2015
	358	0	6.00	5/22/2015
	9,375	0	5.12	8/7/2015
	992	0	5.12	8/7/2015
					18,116	57,971
					25,667	82,134
					31,747	101,590
					5,287	16,918
Haim Moshe	1,450	0	16.88	5/18/2013
	6,250	0	16.88	5/18/2013
	1,025	0	13.28	8/10/2013
	662	0	11.84	10/12/2013
	625	0	11.84	10/12/2013
	7,500	0	2.64	1/15/2016
	303	0	2.00	3/18/2016
	896	0	2.32	12/11/2015
	477	0	11.04	1/26/2014
	1,530	0	13.20	5/24/2014
	390	0	12.64	8/7/2014
	176	0	8.40	11/5/2014
	2,500	0	7.12	12/13/2014
	176	0	5.52	3/18/2015
	318	0	6.00	5/22/2015
	3,750	0	5.12	8/7/2016
	881	0	5.12	8/7/2016
					13,883	44,426
					25,667	82,134
					47,620	152,384
					10,000	32,000
					5,160	16,512

Option Exercises And Stock Vested

The following table sets forth information regarding the exercise of stock options and the vesting of Restricted Stock Units for each Named Executive Officer during 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
M. Ali Khatibzadeh			34,375	92,813
			10,403	28,764
			4,274	10,813
Robert Bosi			11,200	35,280
			9,987	27,614
			4,103	10,381
Amir Bar-Niv			1,082	2,489
			2,228	6,160
			1,013	3,394
			1,334	3,375
Theodore Chung			7,500	23,625
			6,688	18,492
			2,748	6,952
Haim Moshe			7,299	22,992
			1,462	3,363
			2,546	7,040
			1,380	4,623
			1,577	3,990

(1)	The dollar amounts shown for stock awards are determined by multiplying the number of shares or units, as applicable, that vested by the per-share closing price of the Common Stock on the vesting date.

Potential Payments Upon Termination of Employment and Potential Payments Upon Change-in-Control

President and Chief Executive Officer

Dr. Khatibzadeh, our President and Chief Executive Officer, has a written employment agreement, dated November 5, 2009 which is currently in effect on a year-to-year basis unless either party gives written notice of termination to the other not later than thirty days before the renewal date.

There are three conditions under which Dr. Khatibzadeh will be entitled to separation benefits: (i) termination without cause; (ii) termination for good reason; and (iii) termination as a result of change in control, each as further described below:

(i)	Termination without cause is any reason other than (a) termination on the termination date of the agreement, (b) termination due to his death, (c) termination due to his voluntary termination, (d) termination due to his disability, (e) termination for cause, (f) termination for good reason, and (g) termination as result of change in control.
(ii)	Dr. Khatibzadeh may terminate the employment agreement for good reason, subject to certain time requirements, following the occurrence, without his prior written consent, of any of the following events: (a) he is demoted from the position he held at the effective date of the agreement or the responsibilities which are assigned to him at the effective date or the titles which he holds at the effective date are materially adversely changed; or (b) there is a material reduction in his total compensation, provided such material reduction is also not made to the compensation of similarly situated executives of the Corporation.
(iii)	Termination as a result of change in control is termination following the occurrence of any of the following events: (a) acquisition by a third party of 51% or more of the combined voting power of the Corporation’s outstanding securities, (b) change within a two-year period of the directors who constitute at least a majority of the members of the directors of the Corporation, (c) a corporate transaction including but not limited to a merger or consolidation, (d) liquidation of the Corporation and (e) certain other events as set forth in the employment agreement.

In the event Dr. Khatibzadeh is terminated under any of the three conditions above, the Corporation shall pay him a sum equal to the sum of (i) the entire amount of his annual base salary as in effect immediately prior to the termination, and (ii) a cash amount equal to the Short-Term Incentive Award that he earned in the last 12 months prior to termination. In addition, one hundred percent of the unvested stock options and one hundred percent of the unvested RSUs awarded in Dr. Khatibzadeh’s initial equity grant on December 9, 2009 shall vest upon termination. Dr. Khatibzadeh would also have the right to continue to participate in certain health and dental plans, subject to certain limitations, upon such termination.

Assuming Dr. Khatibzadeh is entitled to benefits as a result of a termination under one of the conditions above as of December 31, 2011, he would be entitled to the following amounts:

Executive	Annual Base Salary	Amount of Short-Term Incentive Award during last 12 months	Value of Acceleration of Unvested Stock Options and RSUs granted December 9, 2009	Value of Health and Dental Benefits	Total Termination or Change of Control Payment
M. Ali Khatibzadeh	$350,000	$0	$580,899	$58,991	$989,980

Vice President and Chief Financial Officer

The Company entered into a letter agreement with Mr. Robert Bosi, our Vice President and Chief Financial Officer, dated February 13, 2009. The agreement continues in effect until terminated by the Corporation. Mr. Bosi is also party to a Change of Control Agreement as described below.

If Mr. Bosi is terminated for just cause, he will not be entitled to receive any severance or other termination benefits. Per the terms of the letter agreement, at the election of the Corporation for reason other than just cause, the Corporation may immediately terminate the employment of Mr. Bosi by giving written notice of its intention to terminate. In this case, Mr. Bosi is entitled to severance payments equal to the sum of 6 months’ salary. In addition, the Corporation shall pay his normal post-termination benefits in accordance with the Corporation’s retirement, insurance and other benefit plans and arrangements.

Assuming Mr. Bosi is entitled to benefits as a result of a termination as of December 31, 2011, he would be entitled to the following amounts:

Executive	Six Months’ Base Salary	Value of Retirement, Insurance and Benefit Plans	Total Termination Payment
Robert Bosi	$168,000	$14,748	$182,748
Vice President and GM — TranSwitch Israel

Mr. Moshe, our Vice President and GM — TranSwitch Israel, has a written employment agreement, dated February 1, 2006. The agreement continues in effect until terminated by either the Corporation or Mr. Moshe upon 90 days’ written notice. Mr. Moshe is also party to a Change of Control Agreement as described below.

At the election of the Corporation for a reason other than cause, the Corporation may terminate the employment of Mr. Moshe by giving 90 days’ written notice of its intention to terminate. In this case, Mr. Moshe is entitled to his current level of compensation during the 90 day notice period. In addition, Mr. Moshe is entitled to receive the entire accrued amount of the Manager’s Fund and the Academic Fund.

Assuming Mr. Moshe is entitled to benefits as a result of a termination as of December 31, 2011, he would be entitled to the following amounts:

Executive	Three Months’ Base Salary	Total Termination Payment
Haim Moshe	$62,500	$62,500
Change of Control Agreements

Mr. Bosi, Mr. Bar-Niv and Mr. Moshe have entered into identical Change of Control Agreements with the Corporation dated January 4, 2012 (the “Agreements”). As described above, Mr. Bosi also has a written termination agreement with the Corporation dated February 13, 2009 and Mr. Moshe has an employment contract dated February 1, 2006. Pursuant to the Agreements, if an executive’s employment is terminated within 12 months following a Change of Control (as defined in the Agreements) (i) for any reason other than death, disability, resignation, retirement or Cause (as defined in the Agreements), or (ii) by an Officer for Good Reason (as defined in the Agreements), the Agreements provide that: (a) the Corporation will pay such executive his then-current base salary for a period of 9 months following such termination; (b) all unvested stock options and restricted stock units shall vest upon such termination; and (c) if such executive submits the required documentation to the Corporation within the applicable time periods, the Corporation will continue to pay on such executive’s behalf 100% of the premiums to continue coverage under the Corporation’s group health plan until the earlier of: (i) 9 months from the date of termination; (ii) the date such executive reaches normal retirement age; (iii) such executive’s cancellation of such coverage in writing; (iv) the date such executive becomes eligible for coverage under another group health plan; or (v) the date on which any severance payment under the Agreement is forfeited due to a material breach of any written agreement between the Corporation and such executive.

The Agreements also provide that an executive shall not be entitled to the severance payments (or any remaining severance payments) if, at the time such payments are to be made, such executive is in material breach of any written agreement between the Corporation and such executive, including but not limited to breaches of provisions related to confidentiality, non-competition, non-solicitation, non-disclosure, return of company property and non-disparagement.

Assuming the following executives are entitled to benefits as a result of a termination and change of control as of December 31, 2011, they would be entitled to the following amounts:

Executive	Nine Months’ Base Salary	Value of Acceleration of Unvested Stock Options and RSUs	Value of Health and Dental Benefits	Total Termination or Change of Control Payment
Robert Bosi	$252,000	$323,318	$22,121	$597,439
Amir Bar-Niv	$187,500	$320,599	$22,121	$530,220
Haim Moshe	$187,500	$355,492	$0	$542,992

AUDIT COMMITTEE REPORT

The Audit Committee consists of Messrs. Sam Srinivasan (Chairman), Faraj Aalaei, and Gerald Montry. Each of them is independent within the meaning of the Corporation’s director independence standards and the director independence standards of the NASDAQ Stock Market Inc. As such, the Board of Directors has determined that none of the committee members has a relationship to the Corporation that may interfere with his independence from the Corporation and its management. The Audit Committee believes that each of its members is financially sophisticated and is able to read and understand the consolidated financial statements of the Corporation. Mr. Srinivasan serves as Chairman of the Audit Committee. Mr. Montry and Mr. Srinivasan are “audit committee financial experts” as defined in Item 407(d)(5) of Regulation S-K as promulgated under the Exchange Act of 1934, as amended.

The Audit Committee oversees the Corporation’s accounting and financial reporting functions, including matters relating to the appointment and activities of the Corporation’s independent auditors. The Audit Committee regularly discusses with management and the independent auditors the financial information developed by the Corporation, the Corporation’s internal controls and auditors’ audit process. Each fiscal year the Audit Committee appoints the independent auditors and reviews periodically the auditors’ performance and independence from management. The Audit Committee met with the independent auditors (both with and without the presence of the Corporation’s management) to review and discuss the matters required to be discussed by auditing standards, including the Corporation’s consolidated financial statements, the report of the independent auditors on the results, scope and terms of their work, and their assessment and recommendations concerning the financial practices, controls, procedures and policies employed by the Corporation.

The Board of Directors has adopted a written charter for the Audit Committee setting forth the audit related functions the Committee is to perform. The charter is reviewed on an annual basis. This year, the Audit Committee reviewed the Corporation’s audited consolidated financial statements and met with both management and Marcum LLP, the Corporation’s independent auditors, to discuss those consolidated financial statements. Management has represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has discussed with Marcum LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received from and discussed with Marcum LLP the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence. The Audit Committee also discussed with Marcum LLP any matters required to be discussed by auditing standards.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2011.

THE AUDIT COMMITTEE
Mr. Sam Srinivasan (Chairman) Mr. Faraj Aalaei Mr. Gerald F. Montry

INDEMNIFICATION MATTERS

The Corporation has entered into indemnification agreements with each of its Directors and Named Executive Officers. These agreements require the Corporation to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Corporation.

The Corporation has purchased primary directors’ and officers’ liability insurance from Axis Surplus, Illinois National and Allied World Assurance, covering all of the Corporation’s Directors and Named Executive Officers at an annual premium cost of $174,500.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL STOCKHOLDERS MEETING

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Corporation must be received at the Corporation’s principal executive offices not later than December 10, 2012 and not before November 10, 2012. Notice should be sent to the attention of the Secretary of the Corporation and must contain specific information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In order to curtail controversy as to the date on which a proposal will be marked as received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation’s Directors, Named Executive Officers and holders of more than 10% of the Corporation’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation’s Common Stock. Such persons are required by regulations of the SEC to furnish the Corporation with copies of all such filings. Based solely on its review of the copies of such filings received by it with respect to fiscal 2011 and written representations from certain Reporting Persons, the Corporation believes that directors, Named Executive Officers and all other Reporting Persons complied with all Section 16(a) filing requirements in fiscal 2011.

RELATED PARTY TRANSACTIONS

There were no related party transactions other than those described in the Summary Compensation Table.

Review, Approval or Ratification of Transactions with Related Persons

All transactions with related parties requiring disclosure under United States securities laws are reviewed for potential conflict of interest by our Audit Committee. The Audit Committee will review the material facts of all related party transactions that require approval and either approve or disapprove of the entry into the related party transaction. In determining whether to approve a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

OTHER MATTERS

The Board of Directors of the Corporation knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares of Common Stock represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

Appendix A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TranSwitch Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:  The Board of Directors of the Corporation adopted resolutions proposing and declaring advisable the following amendment to the Amended and Restated Certificate of Incorporation, as amended, of the Corporation:

RESOLVED:  That the first paragraph of ARTICLE FOURTH of the Corporation’s Amended and Restated Certificate of Incorporation, as amended, shall be amended to read in its entirety as follows:

FOURTH.  The total number of shares of all classes of capital stock, which the Corporation shall have authority to issue is 47,625,000 shares, consisting of 47,500,000 shares of Common Stock, $.001 par value per share (the “Common Stock”), and 125,000 shares of Preferred Stock, $.01 par value per share (the “Preferred Stock”).

SECOND:  That the stockholders of the Corporation duly adopted such resolution at the Annual Meeting of Stockholders held on ____ __, 2012, in accordance with the provisions of Section 211 of the General Corporation Law of the State of Delaware.

THIRD:  The foregoing amendment to the Amended and Restated Certificate of Incorporation, as amended, of the Corporation was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate of Amendment to be executed by Dr. Ali Khatibzadeh, its President and Chief Executive Officer, this ___ day of ____, 2012.

TRANSWITCH CORPORATION
By: Name: Dr. Ali Khatibzadeh Title: President and Chief Executive Officer

A-1

Appendix B

TRANSWITCH CORPORATION
2008 EQUITY INCENTIVE PLAN
as amended

1.  Purpose and Eligibility.  The purpose of this 2008 Equity Incentive Plan (the “Plan”) of TranSwitch Corporation, a Delaware corporation (the “Company”), is to provide stock options, stock issuances and other equity interests in the Company (each, an “Award”) to (a) employees, officers, directors, consultants and advisors of the Company and its Subsidiaries or any future parent corporation, and (b) any other person who is determined by the Board to have made (or is expected to make) contributions to the Company. Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 10.

2.  Administration.

a.  Administration by Board of Directors.  The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority, subject to the express limitations of the Plan, (i) to construe and determine the respective Stock Option Agreement (as defined below), Awards and the Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, (iii) to determine the terms and provisions of the respective Stock Option Agreements and Awards, which need not be identical, (iv) to create sub-plans hereunder necessary to comply with laws and regulations of any foreign country in which the Company may seek to grant an Award to a person eligible under Section 1, and (v) to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Stock Option Agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b.  Appointment of Committee.  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). If so delegated, all references in the Plan to the “Board” shall mean such Committee or the Board.

c.  Delegation to Executive Officers.  To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

d.  Applicability of Section Rule 16b-3.  Notwithstanding anything to the contrary in the foregoing if, or at such time as, the Common Stock is or becomes registered under Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or any successor statute, the Plan shall be administered in a manner consistent with Rule 16b-3 promulgated thereunder, as it may be amended from time to time, or any successor rules (“Rule 16b-3”), such that all subsequent grants of Awards hereunder to Reporting Persons, as hereinafter defined, shall be exempt under such rule. Those provisions of the Plan which make express reference to Rule 16b-3 or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16 (a) of the Exchange Act (a “Reporting Person”).

3.  Stock Available for Awards.

a.  Number of Shares.  Subject to adjustment under Section 3(c), the (i) aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 7,196,250 (the “Available Shares”). If an Award granted under the Plan is (i) canceled, expires, forfeited, is settled in cash, settled by delivery of fewer shares of Common Stock than the number of shares of Common Stock underlying the award or option or otherwise is terminated without delivery of the shares of Common Stock to the holder of such award or option or (ii) shares that were withheld from such an Award or separately surrendered by the Participant in payment of an exercise price or taxes relating to such an Award shall be deemed to constitute shares not delivered and will be available under the Plan for subsequent awards.

b.  Per-Participant Limit.  Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to receive, acquire or purchase more than 375,000 shares of Common Stock.

c.  Adjustment to Common Stock.  Subject to Section 8, in the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of Available Shares and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option (as defined below), (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding Award shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. Any such adjustment to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards.

4.  Stock Options.

a.  General.  The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws. Each Option will be evidenced by a Stock Option Agreement, consisting of a Notice of Stock Option Award and a Stock Option Award Agreement or such other form of documentation as may be approved by the Board (collectively, a “Stock Option Agreement”).

b.  Incentive Stock Options.  An Option that the Board intends to be an incentive stock option (an “Incentive Stock Option”) as defined in Section 422 of the Code, as amended, or any successor statute (“Section 422”), shall be granted only to an employee of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Nonqualified Stock Option.”

c.  Dollar Limitation.  For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined below) (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Board, Options shall be taken into account in the order granted, and the Board may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

d.  Exercise Price.  The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Stock Option Agreement, provided, however, in no event may the per share exercise price of an Incentive Stock Option be less than 100% of the Fair Market Value of the Common Stock on the date such Option is granted. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary or future parent corporation, then the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date of grant. The Board in its sole and absolute discretion may, with the consent of the Recipient, if applicable, and subject to compliance with any legal, regulatory or other administrative requirements applicable to the Plan amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, to either (1) reduce the exercise price of an outstanding Option or other Award or (2) simultaneously cancel Options for which the exercise price exceeds the then current Fair Market Value of the underlying Common Stock and grant a new Award with an exercise price equal to or greater than the then current Fair Market Value of the underlying Common Stock.

e.  Duration of Options.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Stock Option Agreement; provided, that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary or future parent corporation, the term of the Option shall be no longer than five (5) years from the date of grant.

f.  Payment Upon Exercise.  Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Board in its sole and absolute discretion:

i.  by check payable to the order of the Company;

ii.  only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

iii.  to the extent permitted in the applicable Stock Option Agreement, by delivery of shares of Common Stock owned by the Participant; or

iv.  payment of such other lawful consideration as the Board may determine.

Except as otherwise expressly set forth in a Stock Option Agreement, the Board shall have no obligation to accept consideration other than cash. The fair market value of any shares of the Company’s Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board.

g.  Determination of Fair Market Value.  If, at the time an Option is granted under the Plan, the Company’s Common Stock is publicly traded under the Exchange Act, “Fair Market Value” shall mean (i) if the Common Stock is listed on any established stock exchange, its fair market value shall be the closing price for such stock on that date or the closing price as reported on NASDAQ; or (ii) if the Common Stock is traded in the over-the-counter securities market, then the average of the high bid and low bid quotations for the Common Stock as published in The Wall Street Journal. In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board after taking into consideration all factors which it deems appropriate.

5.  Restricted Stock.

a.  Grants.  The Board may (i) grant Awards to a Participant of restricted shares of Common Stock and shall determine the price, if any, to be paid by the Participant for each restricted share of Common Stock and (ii) shall provide the right of the Company to repurchase all or part of such shares at the issue price or other stated or formula price from the Participant in the event that the conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b.  Terms and Conditions.  The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

6.  Other Stock-Based Awards.  The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards, performance stock, deferred stock, restricted stock units, shares of Common Stock not subject to any restrictions or stock units.

7.  General Provisions Applicable to Awards.

a.  Transferability of Awards.  Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except as the Board may otherwise determine or provide in an Award, other than an Incentive Stock Option, may be transferred pursuant to a qualified domestic relations order (as defined in Employee Retirement Income Security Act of 1974, as amended) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Stock Option Agreement and Restricted Stock Award, which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b.  Documentation.  Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

c.  Board Discretion.  The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d.  Additional Award Provisions.  The Board may, in its sole discretion, include additional provisions in any Stock Option Agreement, Restricted Stock Award or other Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Awards, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

e.  Termination of Status.  The Board shall determine the effect on an Award of the disability (as defined in Code Section 22(e)(3)), death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

f.  Change of Control of the Company.

    i.  Unless otherwise expressly provided in the applicable Stock Option Agreement or Restricted Stock Award or other Award, in connection with the occurrence of a Change in Control (as defined below), the Board shall, in its sole discretion as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Board shall specify), take one or any combination of the following actions:

    A.  make appropriate provision for the continuation of such Award by the Company or the assumption of such Award by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change of Control, (y) shares of stock of the surviving or acquiring corporation, or (z) such other securities as the Board deems appropriate, the Fair Market Value of which shall not materially differ from the Fair Market Value of the shares of Common Stock subject to such Award immediately preceding the Change of Control (as determined by the Board in its sole discretion;

    B.  accelerate the date of exercise or vesting of such Award;

    C.  permit the exchange of such Award for the right to participate in any stock option or other employee benefit plan of any successor corporation;

    D.  provide for the repurchase of the Award for an amount equal to the difference of (i) the consideration received per share for the securities underlying the Award in the Change of Control minus (ii) the per share exercise price of such securities. Such amount shall be payable in cash or the property payable in respect of such securities in connection with the Change of Control. The value of any such property shall be determined by the Board in its discretion; or

    E.  Solely with respect to a transaction described in Section 7(f)(i)(F)(a) below, provide for the termination of such Award immediately prior to the consummation of the Change of Control; provided that no such termination shall be effective unless the option holder is provided at least fifteen (15) business days prior to the consummation of the Change of Control to exercise his/her options.

    F.  For the purpose of this Agreement, a “Change of Control” shall mean:

      (a)  The consummation of (i) a reorganization, merger or consolidation (any of the foregoing, a “Merger”), in each case, with respect to which the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such Merger do not, following such Merger, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from the Merger (the “Resulting Corporation”) as a result of the individuals’ and entities’ shareholdings in the Company immediately prior to the consummation of the Merger and without regard to any of the individual’s and entities’ shareholdings in the Resulting Corporation immediately prior to the consummation of the Merger, (ii) a complete liquidation or dissolution of the Company, or (iii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a sale or other disposition of assets to a subsidiary of the Company.

g.  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company or termination of an Award under Section 7(f)(i)(E), the Board shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Board in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Board, be made subject to and conditioned upon the consummation of such proposed transaction. In addition, the Board may provide that any Company repurchase option applicable to any shares of Common

Stock purchased upon exercise of an Option or Award shall lapse as to all such shares of Common Stock, provided the proposed dissolution and liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

h.  Assumption of Options Upon Certain Events.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

i.  Parachute Payments and Parachute Awards.  Notwithstanding the provisions of Section 7(f), if, in connection with a Change of Control described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code) and not otherwise paid for by the Company, then the number of Awards which shall become exercisable, realizable or vested as provided in such Section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Change of Control, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(i) shall be made by the Company.

j.  Amendment of Awards.  The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

k.  Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules, or regulations.

l.  Acceleration.  The Board may at any time provide that any Award shall become immediately exercisable in full or in part, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a Change In Control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option. In addition, the Board may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised.

m.  Participation in Foreign Countries.  The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

8.  Withholding.  The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state, or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or the purchase of shares subject to the Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient of an Award. The shares so delivered or withheld shall have a fair market value of the shares used to satisfy such withholding obligation as shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or recipient of an Award who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

9.  No Exercise of Option if Engagement or Employment Terminated for Cause.  If the employment or engagement of any Participant is terminated “for Cause”, the Award may terminate, upon a determination of the Board, on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever and the Company shall have the right to repurchase any shares of Common Stock subject to a Restricted Stock Award whether or not such shares have vested. For purposes of this Section 9, “for Cause” shall be defined as follows: (i) if the Participant has executed an employment agreement, the definition of “cause” contained therein, if any, shall govern, or (ii) if the Participant has not executed an employment agreement in which the definition of “cause” is provided, conduct, as determined by the Board of Directors, involving one or more of the following: (a) gross misconduct or inadequate performance by the Participant which is injurious to the Company; or (b) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; or (c) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier, or other third party who has a business relationship with the Company) or the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; or (d) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company (to the extent such restriction is enforceable under applicable state law; or (e) the indictment or conviction of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant’s ability to perform such obligations; or (f) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (g) the failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause. The Board may in its discretion waive or modify the provisions of this Section at a meeting of the Board with respect to any individual Participant with regard to the facts and circumstances of any particular situation involving a determination under this Section.

10.  Miscellaneous.

  a.  Definitions.

        i.  “Company”, for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of TranSwitch Corporation, as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of TranSwitch Corporation, as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

        ii.  “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

        iii.  “Effective Date” means the date the Plan is approved by the Company’s stockholders.

        iv.  “Employee” for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

  b.  No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit and Awards granted under this Plan will not constitute an element of damages in the event of termination of an employment relationship even if the termination is in violation of an obligation of the Company to the Participant.

  c.  Compliance with Law.  The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the Participant, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulation. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any share subject to an Award up on any security exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Common Stock may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way effect the date of termination of the Award. Any determination in connection with the preceding sentence by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Common Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes that a Option shall not be exercised until the shares of Common Stock covered by such Option are registered or exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned up on the effectiveness of such registration or availability of such an exemption.

  d.  No Rights As Stockholder.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

  e.  Effective Date and Term of Plan.  The Plan shall become effective on the date on which it is approved by the stockholders. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was approved by the stockholders, but Awards previously granted may extend beyond that date.

  f.  Amendment of Plan.  The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever. An Amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.

  g.  Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles.

Original Plan
Adopted by the Board of Directors on:	April 8, 2008
Approved by the Stockholders on:	May 22, 2008
As Amended to increase the authorized share number
Adopted by the Board of Directors on:	April 7, 2009
Approved by the Stockholders on:	May 21, 2009
As Amended to increase the authorized share number
Adopted by the Board of Directors on:	April 1, 2010
Approved by the Stockholders on:	May 20, 2010
As Amended to increase the authorized share number
Adopted by the Board of Directors on:	March 22, 2012
Approved by the Stockholders on:

Appendix C

THE RIGHTS AGREEMENT, DATED AS OF OCTOBER 3, 2011, BY AND BETWEEN
THE CORPORATION AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT

RIGHTS AGREEMENT

Agreement, dated as of October 3, 2011, between TranSwitch Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. as rights agent (the “Rights Agent”).

WHEREAS, effective October 3, 2011, the Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock, par value $.001 per share, of the Company (a “Common Share”) outstanding on the Close of Business on October 3, 2011 (the “Record Date”) and has authorized the issuance of one Right with respect to each additional Common Share that shall become outstanding between the Record Date and the earliest of Close of Business on the Distribution Date, the Redemption Date and the Close of Business on the Final Expiration Date, each Right representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), or such different amount and/or kind of securities as shall be hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan. Notwithstanding the foregoing:

(1)  no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% (or such other percentage as would otherwise result in such person becoming an Acquiring Person) or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall so become the Beneficial Owner of 15% (or such other percentage) or more of the Common Shares of the Company then outstanding by reason of an acquisition of Common Shares by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of an additional 1% of the outstanding Common Shares of the Company, then such Person shall be deemed to be an “Person”; and

(2)  if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently and without any plan or intention to seek or affect control of the Company, and such Person enters into an irrevocable commitment with the Company to divest, and thereafter divests in accordance with the terms of such commitment as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed to have become an “Acquiring Person” for any purposes of this Agreement.

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act and Regulations under the Exchange Act, as in effect on the date of this Agreement.

A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i)  which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 of the Exchange Act Regulations (or any comparable or successor law or regulation);

(ii)  which such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii)  which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to section (B) of the immediately preceding paragraph (ii)) or disposing of any securities of the Company; provided, however, that in no case shall an officer or director of the Company be deemed (A) the Beneficial Owner of any securities beneficially owned by another officer or director of the Company solely by reason of actions undertaken by such persons in their capacity as officers or directors of the Company or (B) the Beneficial Owner of securities held of record by the trustee of any employee benefit plan of the Company or any Subsidiary of the Company for the benefit of any employee of the Company or any Subsidiary of the Company, other than the officer or director, by reason of any influence that such officer or director may have over the voting of the securities held in the plan.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

“Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the Commonwealth of Massachusetts are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 P.M., Shelton, Connecticut time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Shelton, Connecticut time, on the next succeeding Business Day.

“Common Shares” when used with reference to the Company shall mean the shares of common stock, par value $.001 per share, of the Company. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii)(B)(3) hereof.

“Company” shall have the meaning set forth in the recitals to this Agreement.

“Current Per Share Market Price” shall have the meaning set forth in Section 11(d)(i) hereof.

“Current Value” shall have the meaning set forth in Section 11(a)(iii)(A)(1) hereof.

“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

“Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.

“Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

“Final Expiration Date” shall mean the earlier of (i) May 15, 2015 and (ii) the first anniversary of the adoption of the Rights Agreement if shareholder approval of the Rights Agreement has not been received by or on such date.

“Person” shall mean any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Preferred Shares” shall mean shares of Series B Junior Participating Preferred Stock, par value $.001 per share, of the Company having such rights and preferences upon adoption as are set forth in the form of Certificate of Designation set forth as Exhibit A hereto.

“Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

“Record Date” shall have the meaning set forth in the recitals to this Agreement.

“Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

“Right” shall have the meaning set forth in the recitals to this Agreement.

“Redemption Date” shall have the meaning set forth in Section 23(b) hereof.

“Right Certificate” shall mean a certificate evidencing a Right in substantially the form of Exhibit B hereto.

“Rights Agent” shall have the meaning set forth in the recitals to this Agreement.

“Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Shares Acquisition Date” shall mean the earlier of the date of (i) the public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the public disclosure of facts by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

“Spread” shall have the meaning set forth in Section 11(a)(iii)(A) hereof.

“Subsidiary” of any Person shall mean any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Summary of Rights” shall mean the Summary of Rights to Purchase Preferred Shares in substantially the form of Exhibit C hereto.

“Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

Section 2. Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issue of Right Certificates.

(a)  Until the earlier of (i) the Close of Business on the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than any of the Persons referred to in the preceding parenthetical) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 15% or more of the then outstanding Common Shares (such date being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b)  On the Record Date, or as soon as practicable thereafter, the Company will send a copy of the Summary of Rights by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Close of Business on the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Close of Business on the Distribution Date (or the earlier of the Redemption Date or the Close of Business on the Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares evidenced thereby.

(c)  Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Close of Business on the Distribution Date, the Redemption Date or the Close of Business on the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between TranSwitch Corporation and Computershare Trust Company, N.A., as in effect from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of TranSwitch Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. TranSwitch Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights that are or were acquired or beneficially owned by Acquiring Persons (as defined in the Rights Agreement) may become null and void.

With respect to such certificates containing the foregoing legend, until the Close of Business on the Distribution Date, the Rights associated with the Common Shares represented by certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Close of Business on the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

Section 4. Form of Right Certificates.

(a)  The Right Certificates (and forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the number of one one-thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

(b)  Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by any Person known to be: (i) an Acquiring person or any Associate or Affiliate of an Acquiring Person,(ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend substantially in the following form: “The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.” The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e).

Section 5. Countersignature and Registration.

(a)  The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or its Chief Financial Officer, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned, either manually or by facsimile. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b)  Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration of the transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)  Subject to the provisions of Sections 4(b), 7(e) 14 and 24 hereof, at any time after the Close of Business on the Distribution Date, and prior to the earlier of the Redemption Date or the Close of Business on the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 4(b), 7(e), 15 and 24 hereof, countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient for any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

(b)  Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)  Subject to Sections 7(e) and 24, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at its principal office, together with payment of the Purchase Price for each one one-thousandth of a Preferred Share as to which the Rights are exercised, prior to the Close of Business on the Final Expiration Date.

(b)  The purchase price for each one one-thousandth of a Preferred Share to be purchased upon the exercise of a Right shall initially be Twenty Dollars ($20.00) (the “Purchase Price”), shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c)  Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate duly executed, accompanied by payment of the Purchase Price for the number of one one-thousandths of a Preferred Share to be purchased, and an amount equal to any applicable transfer tax required, to be paid by the holder of such Right Certificate in accordance with Section 9 hereof in cash, or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of one one-thousandths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from any depository agent for the Preferred Shares depository receipts representing such number of one one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depository agent) and the Company hereby directs the depository agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depository receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.

(d)  In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such registered holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)  Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of an event triggering the rights to purchase Common Shares described in Section 11(a)(ii) hereof, any Rights beneficially owned by any Person known to be (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f)  Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Status and Availability of Preferred Shares.

(a)  The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable shares.

(b)  The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depository receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depository receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

(c)  The Company covenants and agrees that it will use its best efforts to cause to be reserved and kept available, out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(d)  The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of any event described in Section 11(a)(ii) on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933 (the “Act”) with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(d), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

Section 10. Preferred Shares Record Date.  Each person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights.  The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)  (i)  In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

    (ii)  Subject to Sections 7(e) and 24 of this Agreement, in the event any Person shall become an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company’s Common Shares (determined pursuant to Section 11(d) hereof) on the date such Person became an Acquiring Person. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights.

    (iii)  In the event that the number of Common Shares which are authorized by the Company’s certificate of incorporation and not outstanding or subscribed for, or reserved or otherwise committed for issuance for purposes other than upon exercise of the Rights, are not sufficient to permit the holder of each Right to purchase the number of Common Shares to which he would be entitled upon the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of paragraph (a) of this Section 11, or should the Board of Directors so elect, the Company shall: (A) determine the excess of (1) the value of the Common Shares issuable upon the exercise of a Right (calculated as provided in the last sentence of this subparagraph (iii)) pursuant to Section 11(a)(ii) hereof (the “Current Value”) over (2) the Purchase Price (such excess, the “Spread”), and (B) with respect to each Right, make adequate provision to substitute for such Common Shares, upon payment of the applicable Purchase Price, any one or more of the following having an aggregate value determined by the Board of Directors to be equal to the Current Value: (1) cash, (2) a reduction in the Purchase Price, (3) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company has determined to have the same value as shares of Common Stock (such shares of preferred stock, “common stock equivalents”)), (4) debt securities of Company, (5) other assets, any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company, based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of an event triggering the rights to purchase Common Shares described in Section 11(a)(ii) (the “Section 11(a)(ii) Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to the Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall make a public announcement, and shall deliver to the Rights Agent a statement, stating that the exercisability of the Rights has been temporarily suspended. At such time as the suspension is no longer in effect, the Company shall make another public announcement, and deliver to the Rights Agent a statement, so stating. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d)(i) hereof) of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any common stock equivalent shall be deemed to have the same value as the Common Shares on such date.

(b)  In the event that the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)  In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)  (i)  For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq National Market System (“Nasdaq”), if the Security is not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

    (ii)  For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by 1,000. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

(e)  No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than three years from the date of the transaction which requires such adjustment

(f)  If as a result of an adjustment made pursuant to Sections 11(a) or 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, the number of such other shares so receivable upon exercise of any Right shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g)  All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)  Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one ten-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)  The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been distributed, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)  Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

(k)  Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non- assessable Preferred Shares at such adjusted Purchase Price.

(l)  In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the

Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares or (v) issuance of any rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

(n)  In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise other than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (i) the number of one one-thousandths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (ii) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certificate of Adjustment.  Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. Notwithstanding the foregoing sentence, the failure by the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.  In the event that, at any time after a Person becomes an Acquiring Person, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person, (ii) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (B) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such issuer; and (D) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights. The Company covenants and agrees that it shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. For purposes hereof, the “earning power” of the Company and its Subsidiaries shall be determined in good faith by the Company’s Board of Directors on the basis of the operating earnings of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any Subsidiary during three full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).

Section 14. Fractional Rights and Fractional Shares.

(a)  The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b)  The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depository receipts, pursuant to an appropriate agreement between the Company and a depository selected by it; provided, that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depository receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to each registered holder of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share as the fraction of one Preferred Share that such holder would otherwise receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)  The holder of a Right by the acceptance of the Right expressly waives any right to receive fractional Rights or fractional shares upon exercise of a Right (except as provided above).

Section 15. Rights of Action.  All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares) may, without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

Section 16. Agreement of Right Holders.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)  prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b)  after the Distribution Date, the Right Certificates are transferable only on the registry books maintained by the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer with a completed form of certification;

(c)  subject to Sections 6(a) and 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)  notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided , however, the Company shall use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a)  The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim or liability in connection therewith.

(b)  The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)  Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a)  Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)  In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)  The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)  Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)  The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d)  The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)  The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)  The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)  The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h)  The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniary interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

Section 21. Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be an entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has, along with its affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement or upon the exercise, conversion or exchange of securities of the Company currently outstanding or issued at any time in the future by the Company and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificate representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued and this sentence shall be null and void ab initio if, and to the extent that, such issuance or this sentence would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options’ or employee plans’ or arrangements’ failing to qualify for otherwise available special tax treatment and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

(a)  The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth calendar date following the Shares Acquisition Date, or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.

(b)  Immediately upon the time of the effectiveness of the redemption of the Rights pursuant to paragraph (a) of this Section 23 or such earlier time as may be determined by the Board of Directors of the Company in the action ordering such redemption (although not earlier than the time of such action) (such time the “Redemption Date”), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. If the payment of the Redemption Price is not included with such notice, each such notice shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, other than in connection with the purchase of Common Shares prior to the Distribution Date.

Section 24. Exchange.

(a)  (i)  The Company may, at its option, at any time after any Person becomes an Acquiring Person, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of a majority of the Common Shares then outstanding.

    (ii)  The Company may, at its option, at any time after any Person becomes an Acquiring Person, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement. Subject to such adjustment, each Right may be exchanged for that number of Common Shares obtained by dividing the Adjustment Spread (as defined below) by the then Current Per Share Market Price on the earlier of (i) the date on which any Person becomes an Acquiring Person or (ii) the date on which a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-4(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof such Person would be the Beneficial Owner of 15% or more of the Common Shares then outstanding (such exchange ratio being the “Section 24(a)(ii) Exchange Ratio”). The “Adjustment Spread” shall equal (x) the aggregate market price on the date of such event of the number of Common Shares determined pursuant to Section 11(a)(ii) minus (y) the Purchase Price therefor.

    (iii)  Notwithstanding anything contained in this Section 24(a) to the contrary, the Company may not exchange any Rights pursuant to this Section 24(a) unless such exchange is approved by a majority of the members of the Board of Directors of the Company.

(b)  Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c)  In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares or common stock equivalents for Common Shares exchangeable for Rights, at the initial rate of one one-thousandth of a Preferred Share (or an appropriate number of common stock equivalents) for each Common Share, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Shares pursuant to the terms thereof, so that the fraction of a Preferred Share delivered in lieu of each Common Share shall have the same voting rights as one Common Share.

(d)  In the event that there shall not be sufficient Common Shares, Preferred Shares or common stock equivalents authorized by the Company’s certificate of incorporation and not outstanding or subscribed for, or reserved or otherwise committed for issuance for purposes other than upon exercise of Rights, to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares, Preferred Shares or common stock equivalents for issuance upon exchange of the Rights.

(e)  The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current per share market value of a whole Common Share. For the purposes of this paragraph (e), the current per share market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a)  In case the Company shall after the Distribution Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

(b)  In case any event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

Section 26. Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

TranSwitch Corporation
Three Enterprise Drive
Shelton, CT 06484

Attention: Chief Financial Officer

Copy to:

Pierce Atwood LLP
100 Summer Street, Suite 2250
Boston, Massachusetts 02110

Attention: Timothy C. Maguire, Esq.

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments.  Prior to the Distribution Date and subject to the penultimate sentence of this Section 27, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 27, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring person); provided, however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the

Rights Agent shall execute such supplement or amendment, provided that such supplement or amendment does not adversely affect the rights, duties or obligations of the rights agent under this agreement. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable and following the first occurrence of an event set forth in clauses (i) of Section 23(a) hereof, any supplement or amendment shall require the concurrence of a majority of the members of the Board of Directors of the Company. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28. Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any person or entity other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

Section 30. Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 31. Governing Law.  This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 32. Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 33. Descriptive Headings.  Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 34. Administration.  The Board of Directors of the Company shall have the exclusive power and authority to administer and interpret the provisions of this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations, determinations and interpretations which are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and shall not subject the Board of Directors to any liability to the holders of the Rights.

Section 35. Force Majeure.  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed, all as of the day and year first above written.

Attest:	TRANSWITCH CORPORATION
/s/ Thomas P. Richtarich Secretary	By /s/ Robert A. Bosi Chief Financial Officer
Attest:	COMPUTERSHARE LIMITED
/s/ Jeff Seiders Secretary	By /s/ Dennis Moccia Manager, Contract Administration

EXHIBIT A TO RIGHTS AGREEMENT

CERTIFICATE OF DESIGNATION

of

SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

of

TRANSWITCH CORPORATION

(Pursuant to Section 151 of the

Delaware General Corporation Law)

TranSwitch Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law by written consent of the Board of Directors of the Corporation dated October 3, 2011.

RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as previously amended (the “Certificate of Incorporation”), a series of the Corporation’s undesignated Preferred Stock, par value $.001 per share (the “Preferred Stock”), be and is hereby designated as Series B Junior Participating Preferred Stock of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

Section 1. Designation and Amount.  The shares of this series shall be designated as “Series B Junior Participating Preferred Stock” (the “Series B Preferred Stock”) and the number of shares constituting the Series B Preferred Stock shall be One Hundred Thousand (100,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.

Section 2. Dividends and Distributions.

(a)  Subject to the rights of the holders of any shares of any series of Preferred Stock (or any other stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock, par value $.001 per share (the “Common Stock”), of the Corporation or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common

Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)  The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(c)  Dividends due pursuant to paragraph (A) of this Section shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights.  The holders of shares of Series B Preferred Stock shall have the following voting rights:

(a)  Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)  Except as otherwise provided in the Certificate of Incorporation, including any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)  Except as set forth herein, or as otherwise required by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a)  Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)  declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii)  declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series B Preferred Stock.

(b)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares.  Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designations creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.  Upon any liquidation, dissolution or winding up of the Corporation the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. Amendment.  The Certificate of Incorporation shall not be amended in any manner, including in a merger or consolidation, which would alter, change, or repeal the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting together as a single class.

Section 9. Rank.  The Series B Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding up, junior to all series of Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its  this 3RD day of October, 2011.

TRANSWITCH CORPORATION
By Name: Title:

EXHIBIT B TO RIGHTS AGREEMENT

Form of Right Certificate
Certificate No. R- _______ Rights

NOT EXERCISABLE AFTER THE EARLIER OF (I) MAY 15, 2015 AND (II) THE FIRST ANNIVERSARY OF THE ADOPTION OF THE RIGHTS AGREEMENT IF SHAREHOLDER APPROVAL OF THE RIGHTS AGREEMENT HAS NOT BEEN RECEIVED BY OR ON SUCH DATE OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.

Right Certificate
TranSwitch Corporation

This certifies that _______________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of October 3, 2001 (the “Rights Agreement”), between TranSwitch Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Shelton, Connecticut time, on the earlier of (i) May 15, 2015 and (ii) the first anniversary of the adoption of the rights agreement if shareholder approval of the rights agreement has not been received by or on such date, at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series B Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a purchase price of $20.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the certification and the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ____________, __ based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

From and after the occurrence of an event described in Section 11(a)(ii) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event and (y) the Distribution Date (as such term is defined in the Rights Agreement) acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, at the Company’s option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.001 per share, or Preferred Shares.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of __________, 20__.

ATTEST:	TRANSWITCH CORPORATION
By:
Countersigned:
By: Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto______________________________________________________________

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________, Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________ ___, _____

Signature

Signature Guaranteed:

Signatures must be medallion guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Certificate

The Undersigned hereby certifies by checking the appropriate boxes that:

(1)  this Rights Certificate [  ] is [  ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)  after due inquiry and to the best knowledge of the undersigned, it [  ] did [  ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Signature

Form of Reverse Side of Right Certificate continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Right Certificate.)

To TRANSWITCH CORPORATION:

The undersigned hereby irrevocably elects to exercise ________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated: _____________ ___, _____

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Form of Reverse Side of Right Certificate continued

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)  the Rights evidenced by this Rights Certificate [  ] are [  ] are not being exercised on or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)  after due inquiry and to the best knowledge of the undersigned, it [  ] did [  ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person

Dated:
Signature:

NOTICE

The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

EXHIBIT C TO RIGHTS AGREEMENT

TRANSWITCH CORPORATION
SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES

On October 3, 2011, the Board of Directors of TranSwitch Corporation declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $.001 per share (the “Common Shares”) outstanding on October 3, 2011 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a price of $20.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”) between the Company and Computershare Trust Company, N.A. (the “Rights Agent”).

Until the earlier to occur of (i) a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.

The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the Close of Business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earlier of (i) May 15, 2015 and (ii) the first anniversary of the adoption of the Rights Agreement if shareholder approval of the Rights Agreement has not been received by or on such date (the “Final Expiration Date”), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company, in each case, as described below.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a quarterly dividend payment of 1,000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to an aggregate payment of 1,000 times the aggregate payment made per Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

From and after the occurrence of an event described in Section 11(a)(ii) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event and (y) the Distribution Date (as such term is defined in the Rights Agreement) acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

In the event that, at any time after a Person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its Affiliates and Associates (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right. If the Company does not have sufficient Common Shares to satisfy such obligation to issue Common Shares, or if the Board of Directors so elects, the Company shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if the Company fails to meet such obligation within 30 days following the later of (x) the first occurrence of an event triggering the right to purchase Common Shares and (y) the date on which the Company’s right to redeem the Rights expires, the Company must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Board of Directors may extend the 30-day period described above for up to an additional 90 days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

At any time prior to ten days after the time any Person becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated October 3, 2011. A copy of the Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is hereby incorporated herein by reference.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: TSCORP KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR each of the nominees in Proposal 1 and FOR Proposals 2, 3, 4, 5, and 6 and for EVERY YEAR on Proposal 7:

1. Election of Directors	For	Against	Abstain
01 Mr. Faraj Aalaei	☐	☐	☐
02 Mr. Thomas Baer	☐	☐	☐
03 Mr. Herbert Chen	☐	☐	☐
04 Dr. M. Ali Khatibzadeh	☐	☐	☐
05 Mr. Richard Lynch	☐	☐	☐
06 Mr. Gerald Montry	☐	☐	☐
07 Mr. Sam Srinivasan	☐	☐	☐

TranSwitch Corporation
Annual Meeting of Shareholders — Thursday, May 17, 2012
Time: 10:00 a.m., local time
Place: Scinto Corporate Park, Tower 3 — Auditorium,
3 Corporate Drive, Shelton, CT 06484

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Shareholder(s) hereby appoint(s) Dr. M. Ali Khatibzadeh and Mr. Robert A. Bosi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of TranSwitch Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time on Thursday, May 17, 2012 at the Scinto Corporate Park, Tower 3 — Auditorium, 3 Corporate Drive, Shelton, CT 06484, and any adjournment or postponement thereof.

The Shareholder(s) hereby acknowledge(s) receipt of the Proxy Statement dated April 9, 2012.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED (a) "FOR" the election of the nominees for director named in Item 1 and (b) in accordance with the recommendations of the Board of Directors on the other matters listed on the reverse side of this card; and at their discretion on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE